                                                                     Rule 497(c)
                                                                File No. 2-78738
                                                                       811-03530

                                                                      PROSPECTUS
                                                                     MAY 1, 1999

                                   COMPASS I

    Sun Life Assurance Company of Canada (U.S.) ("we" or the "Company") and Sun Life of Canada (U.S.) Variable Account C (the "Variable Account") offer the individual flexible payment deferred annuity contracts (the "Contracts") described in this Prospectus. The Contracts are designed for use in connection with retirement plans that meet the requirements of Sections 401 or 408 (excluding Section 408(b)) of the Internal Revenue Code. NO CONTRACTS HAVE BEEN ISSUED FOR USE IN CONNECTION WITH DEFERRED COMPENSATION PLANS ESTABLISHED PURSUANT TO SECTION 457 OF THE INTERNAL REVENUE CODE SINCE MAY 1, 1990.

    Contract owners may choose among 11 variable investment options and a fixed account option. The variable options are sub-accounts in the Variable Account, each of which invests in shares in one of the following mutual funds advised by our affiliate Massachusetts Financial Services Company (the "Funds"):

MFS Money Market Fund                        Massachusetts Investors Trust
MFS Government Money Market Fund             MFS Research Fund
MFS Global Governments Fund                  Massachusetts Investors Growth Stock Fund
MFS Bond Fund                                MFS Growth Opportunities Fund
MFS High Income Fund                         MFS Emerging Growth Fund
MFS Total Return Fund

    The fixed account option pays interest at a guaranteed fixed rate.

    THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS. PLEASE READ THIS PROSPECTUS AND THE FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPASS I ANNUITY AND THE FUNDS.

    We have filed a Statement of Additional Information dated May 1, 1999 (the "SAI"), which is incorporated by reference in this Prospectus, with the Securities and Exchange Commission (the "SEC"). The table of contents for the SAI is on page 21 of this Prospectus. You may obtain a copy without charge by writing to our Annuity Service Mailing Address or by telephoning (800) 752-7215 or (617) 348-9600. In addition, the SEC maintains a website (HTTP://WWW.SEC.GOV) that contains the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

                        ANNUITY SERVICE MAILING ADDRESS:
                C/O SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                        RETIREMENT PRODUCTS AND SERVICES
                                 P.O. BOX 1024
                          BOSTON, MASSACHUSETTS 02103

                               TABLE OF CONTENTS

                                                                            PAGE
Definitions                                                                   2
Synopsis                                                                      3
Expense Summary                                                               4
Condensed Financial Information--Accumulation Unit Values                     6
Financial Statements                                                          6
A Word About the Company, the Variable Account and the Funds                  7
Purchase Payments and Contract Values During Accumulation Phase               9
Cash Withdrawals                                                             11
Death Benefit                                                                11
Contract Charges                                                             13
Annuity Provisions                                                           14
Other Contract Provisions                                                    16
Federal Tax Status                                                           18
Year 2000 Compliance                                                         19
Distribution of the Contracts                                                19
Legal Proceedings                                                            20
Owner Inquiries                                                              20
Table of Contents for Statement of Additional Information                    20

                                  DEFINITIONS

    The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled the following list of terms used in this Prospectus. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Phase: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Phase will also terminate when the Owner surrenders the Contract.

Accumulation Unit: A unit of measure we use in the calculation of the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use in the calculation of the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Company: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as "we").

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to separate accounts of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. The Owner must be the trustee or custodian of a retirement plan that meets the requirements of Section 401 or Section 408 (excluding Section 408(b)) of the Internal Revenue Code.

Payee: The recipient of payments under the Contract. The term may include an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

Purchase Payment (Payment): An amount the Owner pays to us, or that is paid to us on the Owner's behalf, as consideration for the benefits provided by the Contract.

Sub-Account: That portion of the Variable Account that invests in shares of a specific Fund.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values. Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account.

We: Sun Life Assurance Company of Canada (U.S.).

                                    SYNOPSIS

    We allocate Purchase Payments to Sub-Accounts of the Variable Account or to the Fixed Account option or both, as the Owner selects. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 9). During the Accumulation Phase, the Owner may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page 10).

    We do not deduct a sales charge from Purchase Payments; however, if the Owner makes a cash withdrawal, we will, with certain exceptions, deduct a 5% withdrawal charge. The Owner may withdraw a portion of the Accumulation Account each year before we assess the withdrawal charge and after we have held a Purchase Payment for five years the Owner may withdraw it without charge. We do not assess a withdrawal charge upon annuitization or upon the transfers described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 11 and 13, respectively).

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under the annuity option elected (see "Death Benefit" on page 11).

    We deduct a contract maintenance charge of $25 on each Contract Anniversary and on a surrender of the Contract for full value. After the Annuity Commencement Date, we deduct this charge pro rata from each annuity payment we make during the year. (See "Contract Maintenance Charge" on page 13.)

    We also deduct a mortality and expense risk charge equal to an annual rate of 1.30% of the daily net assets of the Variable Account (see "Mortality and Expense Risk Charge" on page 13).

    We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 14).

    Annuity payments will begin on the Annuity Commencement Date. The Owner selects the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 14).

    If the Owner is not satisfied with the Contract, the Owner may return it to the Company at our Annuity Service Mailing Address within ten days after we deliver the Contract to the Owner. When we receive the returned Contract we will cancel it and refund the full amount of any Purchase Payment(s) we have received.

    ANY PERSON CONTEMPLATING THE PURCHASE OF A CONTRACT SHOULD CONSULT A QUALIFIED TAX ADVISER.

                                EXPENSE SUMMARY

    The purpose of the following table is to help you to understand the costs and expenses that are borne, directly and indirectly, by Contract Owners. The table reflects expenses of the Variable Account as well as of the Funds. We have restated the expense information for certain Funds to reflect current fees. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES         MMM        MMG        MWG        MFB        MFH        MTR        MIT        MFR
----------------------------------------  --------   --------   --------   --------   --------   --------   --------   --------
Sales Load Imposed on Purchases              0          0          0          0          0          0          0          0
Deferred Sales Load (as a percentage of
  Purchase Payments withdrawn)(1)
  Years Payment in Account
    0-5.................................     5%         5%         5%         5%         5%         5%         5%         5%
    more than 5.........................     0%         0%         0%         0%         0%         0%         0%         0%
Exchange Fee............................     0          0          0          0          0          0          0          0
ANNUAL CONTRACT FEE
----------------------------------------  -----------------$25 per Contract -----------------
SEPARATE ACCOUNT ANNUAL EXPENSES
----------------------------------------
(as a percentage of average separate account assets)
Mortality and Expense Risk Fees.........  1.30%      1.30%      1.30%      1.30%      1.30%      1.30%      1.30%      1.30%
Other Account Fees and Expenses.........  0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Total Separate Account Annual
  Expenses..............................  1.30%      1.30%      1.30%      1.30%      1.30%      1.30%      1.30%      1.30%
FUND ANNUAL EXPENSES
----------------------------------------
(as a percentage of Fund average net assets)
Management Fees.........................  0.45%      0.47%      0.75%      0.38%      0.45%      0.34%      0.33%      0.43%
12b-1 Fees(2)...........................    --         --       0.25%(3)   0.30%(5)   0.30%(5)   0.35%      0.35%      0.35%
Other Expenses(6).......................  0.22%      0.25%      0.32%      0.26%      0.24%      0.21%      0.19%      0.23%
Total Fund Annual Expenses..............  0.67%      0.72%      1.32%      0.94%      0.99%      0.90%      0.87%      1.01%

CONTRACT OWNER TRANSACTION EXPENSES         MIG          MGO           MEG
----------------------------------------  --------   -----------   -----------
Sales Load Imposed on Purchases              0          0             0
Deferred Sales Load (as a percentage of
  Purchase Payments withdrawn)(1)
  Years Payment in Account
    0-5.................................     5%         5%            5%
    more than 5.........................     0%         0%            0%
Exchange Fee............................     0          0             0
ANNUAL CONTRACT FEE
----------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
----------------------------------------
(as a percentage of average separate acc
Mortality and Expense Risk Fees.........  1.30%      1.30%         1.30%
Other Account Fees and Expenses.........  0.00%      0.00%         0.00%
Total Separate Account Annual
  Expenses..............................  1.30%      1.30%         1.30%
FUND ANNUAL EXPENSES
----------------------------------------
(as a percentage of Fund average net ass
Management Fees.........................  0.33%      0.42%         0.69%
12b-1 Fees(2)...........................  0.35%      0.18%(3)(4)   0.25%(3)
Other Expenses(6).......................  0.21%      0.18%         0.21%
Total Fund Annual Expenses..............  0.89%      0.78%         1.15%

------------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after we have held a Purchase Payment for five years it may be withdrawn free of any withdrawal charge.

(2) Each of the Funds except MMM and MMG has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. See "Information Concerning Shares of the Fund -- Distribution Plan" in the Fund's Prospectus.

(3) Payment of the 0.10% per annum Class A distribution fee will be imposed on such date as the Trustees of the Fund may determine.

(4) The 0.35% per annum distribution/service fee is reduced to 0.25% for shares purchased prior to March 1, 1991.

(5) 0.05% of the Class A distribution fee is currently being paid by the Fund. Payment of the remaining portion of the Class A distribution fee will become payable upon such date as the Trustees of the Trust may determine.

(6) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such reductions are reflected under "Other Expenses."

                                    EXAMPLES

    If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
MCM.....................................   $67      $114      $161       $240
MCG.....................................   $68      $116      $164       $245
MWG.....................................   $74      $133      $194       $305
MFB.....................................   $70      $122      $175       $268
MFH.....................................   $71      $124      $178       $273
MTR.....................................   $70      $121      $173       $264
MIT.....................................   $69      $120      $172       $261
MFR.....................................   $71      $124      $179       $275
MIG.....................................   $70      $121      $173       $263
MGO.....................................   $69      $118      $167       $251
MEG.....................................   $72      $128      $186       $289

    If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
MCM.....................................   $21      $ 65      $111       $240
MCG.....................................   $22      $ 66      $114       $245
MWG.....................................   $28      $ 84      $144       $305
MFB.....................................   $24      $ 73      $125       $268
MFH.....................................   $24      $ 75      $128       $273
MTR.....................................   $23      $ 72      $123       $264
MIT.....................................   $23      $ 71      $122       $261
MFR.....................................   $24      $ 75      $129       $275
MIG.....................................   $23      $ 72      $122       $261
MGO.....................................   $22      $ 68      $117       $251
MEG.....................................   $26      $ 79      $136       $289

    THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

    The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent certified public accountants.

                                                                        YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------------------------
                                      1989      1990      1991      1992      1993      1994      1995     1996     1997     1998
                                    --------- --------- --------- --------- --------- --------- -------- -------- -------- ---------
MIT
  Unit Value:
    Beginning of period             $ 20.3467 $ 27.3399 $ 26.9745 $ 34.0429 $ 36.0967 $ 39.2065 $38.3097 $52.6746 $65.4965 $ 85.1160
    End of period                   $ 27.3399 $ 26.9745 $ 34.0429 $ 36.0967 $ 39.2065 $ 38.3097 $52.6746 $65.4965 $85.1160 $103.3129
  Units outstanding end of period     367,624   366,752   316,483   299,263   263,601   233,419  228,398  211,924  191,532   156,406
MIG
  Unit Value:
    Beginning of period             $ 15.8380 $ 21.2145 $ 19.9645 $ 29.1252 $ 30.6143 $ 34.5944 $31.8549 $40.3897 $48.9432 $ 71.6206
    End of period                   $ 21.2145 $ 19.9645 $ 29.1252 $ 30.6143 $ 34.5944 $ 31.8549 $40.3897 $48.9432 $71.6206 $ 98.9683
  Units outstanding end of period     292,277   264,246   234,979   237,389   210,268   191,666  183,386  137,226  116,839   110,261
MTR
  Unit Value:
    Beginning of period             $ 22.1974 $ 26.9600 $ 26.0022 $ 31.2350 $ 33.9389 $ 38.5828 $37.0619 $46.4569 $52.6180 $ 62.6622
    End of period                   $ 26.9600 $ 26.0022 $ 31.2350 $ 33.9389 $ 38.5828 $ 37.0619 $46.4569 $52.6180 $62.6622 $ 69.2493
  Units outstanding end of period   1,022,129 1,028,444   761,746   699,832   646,262   580,826  502,308  445,574  376,845   308,476
MGO
  Unit Value:
    Beginning of period             $ 15.6008 $ 19.7926 $ 18.6788 $ 22.6160 $ 24.0443 $ 27.4921 $26.0211 $34.5473 $41.5395 $ 50.5718
    End of period                   $ 15.6008 $ 19.7926 $ 18.6788 $ 22.6160 $ 24.4921 $ 26.0211 $34.5473 $41.5395 $50.5718 $ 64.4932
  Units outstanding end of period   2,184,592 1,827,215 1,517,720 1,303,035 1,126,904   952,138  835,555  752,698  682,668   617,973
MFR
  Unit Value:
    Beginning of period             $ 17.8986 $ 22.2941 $ 20.6700 $ 27.1037 $ 29.7380 $ 35.7429 $35.2820 $48.2543 $59.3112 $ 70.5612
    End of period                   $ 22.2941 $ 20.6700 $ 27.1037 $ 29.7380 $ 35.7429 $ 35.2820 $48.2543 $59.3112 $70.5612 $ 85.6092
  Units outstanding end of period     435,924   340,420   285,749   253,146   232,537   189,988  158,916  143,843  129,195   121,411
MFB
  Unit Value:
    Beginning of period             $ 18.2668 $ 20.4642 $ 21.4953 $ 25.2705 $ 26.5208 $ 29.8082 $27.9595 $33.5161 $34.3871 $ 37.4559
    End of period                   $ 20.4642 $ 21.4953 $ 25.2705 $ 26.5208 $ 29.8082 $ 27.9595 $33.5161 $34.3871 $37.4559 $ 38.6443
  Units outstanding end of period     689,054   577,242   461,410   421,711   368,774   233,449  226,571  186,637  158,314   139,906
MMM
  Unit Value:
    Beginning of period             $ 14.5714 $ 15.6562 $ 16.6504 $ 17.3549 $ 17.6517 $ 17.8424 $18.2359 $18.9505 $19.5956 $ 20.2949
    End of period                   $ 15.6562 $ 16.6504 $ 17.3549 $ 17.6517 $ 17.8424 $ 18.2359 $18.9505 $19.5956 $20.2949 $ 21.0291
  Units outstanding end of period   1,661,689 1,574,435 1,090,472   646,162   512,329   480,850  371,369  401,141  301,313   247,311
MCG
  Unit Value:
    Beginning of period             $ 14.2436 $ 15.2737 $ 16.1947 $ 16.8311 $ 17.1053 $ 17.2531 $17.5882 $18.2642 $18.8643 $ 19.4875
    End of period                   $ 15.2737 $ 16.1947 $ 16.8311 $ 17.1053 $ 17.2531 $ 17.5882 $18.2642 $18.8643 $19.4875   20.1619
  Units outstanding end of period     545,293   538,594   375,155   218,074   162,009   139,248  108,206   73,345   68,686    67,794
MFH
  Unit Value:
    Beginning of period             $ 19.3661 $ 18.7620 $ 15.1874 $ 22.6883 $ 26.2356 $ 30.9007 $29.6848 $34.3557 $38.2245 $ 42.8235
    End of period                   $ 18.7620 $ 15.1874 $ 22.6883 $ 26.2356 $ 30.9007 $ 29.6848 $34.3557 $38.2245 $42.8235 $ 42.6829
  Units outstanding end of period   1,079,466   624,184   515,396   450,376   408,637   339,549  264,391  229,079  200,252   168,359
MWG
  Unit Value:
    Beginning of period             $ 21.6384 $ 22.9549 $ 26.7105 $ 29.9468 $ 29.9680 $ 34.9430 $32.3034 $36.8194 $38.3007 $ 37.9444
    End of period                   $ 22.9549 $ 26.7105 $ 29.9468 $ 29.9680 $ 34.9430 $ 32.3034 $36.8194 $38.3007 $37.9444 $ 38.9935
  Units outstanding end of period     248,462   227,935   200,763   157,841   125,704   101,661   83,177   70,278   55,822    49,718
MEG
  Unit Value:
    Beginning of period             $ 12.8148 $ 15.9033 $ 13.8995 $ 23.3793 $ 24.8430 $ 31.1131 $32.2107 $44.8831 $50.8597 $ 60.5646
    End of period                   $ 15.9033 $ 13.8995 $ 23.3793 $ 24.8430 $ 31.1131 $ 32.2107 $44.8831 $50.8597 $60.5646 $ 74.4225
  Units outstanding end of period     830,401   585,909   511,153   439,127   405,542   390,605  372,726  321,077  280,589   249,765

                              FINANCIAL STATEMENTS

    Financial Statements of the Variable Account and the Company are included in the Statement of Additional Information.

          A WORD ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS

THE COMPANY

    Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

    We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada M5H 1J9, a mutual life insurance company incorporated in Canada in 1865.

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account of the Company on March 31, 1982, pursuant to a resolution of our Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

    Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the Funds described below.

THE FUNDS

    All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, administrative charges, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and any applicable taxes, in effect, by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

    A summary of the investment objectives of each Fund is contained in the description below. More detailed information may be found in the current prospectuses of the Funds and their Statements of Additional Information. A prospectus for each Fund must accompany this Prospectus and should be read together with this Prospectus.

MFS-REGISTERED TRADEMARK- MONEY MARKET FUND ("MMM")

    MMM seeks high current income consistent with preservation of capital and liquidity. MMM is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. MMM invests in money market instruments, which are short-term notes or other fixed income securities issued by banks or other corporations or the U.S. Government or other governmental entities. Money market instruments purchased by MMM have maturities of 13 months or less.

MFS-REGISTERED TRADEMARK- GOVERNMENT MONEY MARKET FUND ("MMG")

    MMG will seek high current income consistent with preservation of capital and liquidity. MMG is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. MMG invests its total assets in U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. Government or one of its agencies or instrumentalities, including repurchase agreements collateralized by such securities. U.S. Government securities purchased by MMG must have maturities of 13 months or less.

MFS-REGISTERED TRADEMARK- GLOBAL GOVERNMENTS FUND ("MWG")

    MWG will seek income and capital appreciation. MWG invests, under normal conditions, at least 65% of its total assets in U.S. Government securities and foreign government securities (including emerging market securities). MWG may also invest in corporate bonds, including lower rated bonds (junk bonds), and mortgage-backed and asset-backed securities.

MFS-REGISTERED TRADEMARK- BOND FUND ("MFB")

    MFB will primarily seek to provide as high a level of current income as is believed to be consistent with prudent risk. MFB's secondary objective is to protect shareholders' capital. MFB invests, under normal market conditions, at least 65% of its total assets in corporate bonds, U.S. Government securities and mortgage-backed and asset-backed securities.

MFS-REGISTERED TRADEMARK- HIGH INCOME FUND ("MFH")

    MFH will seek high current income by investing primarily in professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. MFH invests, under normal market conditions, at least 80% of its total assets in high yield fixed income securities. Fixed income securities offering the high current income level sought by MFH are lower rated bonds (junk bonds).

MFS-REGISTERED TRADEMARK- TOTAL RETURN FUND ("MTR")

    MTR will seek to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to seek reasonable opportunity for growth of capital and income. MTR is a "balanced fund" and invests in a combination of equity and fixed income securities. Under normal market conditions, MTR invests:
(i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock, bonds, warrants or tights convertible into stock, and depositary receipts for those securities, and (ii) at least 25% of its net assets in non-convertible fixed income securities.

MASSACHUSETTS INVESTORS TRUST ("MIT")

    MIT will seek reasonable current income and long-term growth of capital and income. MIT invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts. While MIT may invest in companies of any size, it generally focuses on companies with larger market capitalizations that its investment adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS-REGISTERED TRADEMARK- RESEARCH FUND ("MFR")

    MFR will seek long-term growth of capital and future income. MFR invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. MFR focuses on companies that its investment adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND ("MIG")

    MIG will seek long-term growth of capital and future income rather than current income. MIG invests its assets (except for working cash balances) in the common stocks, or securities convertible into common stocks, of companies which its investment adviser believes offer better-than-average prospects for long-term growth.

MFS-REGISTERED TRADEMARK- GROWTH OPPORTUNITIES FUND ("MGO")

    MGO will seek growth of capital. MGO invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities (such as preferred stock, convertible securities, and depositary receipts) of companies with MGO's investment adviser believes possess above-average growth opportunities. MGO also invests in fixed income securities when relative values or economic conditions make these securities attractive.

MFS-REGISTERED TRADEMARK- EMERGING GROWTH FUND ("MEG")

    MEG will seek long-term growth of capital by investing primarily in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of emerging growth companies. These companies are companies which MEG's adviser believes are either early in their life cycle but which have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate. Investments in emerging growth companies are generally more volatile in price and involve higher risk than investments in more established companies.

        PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PHASE

PURCHASE PAYMENTS

    All Purchase Payments are to be paid to us at our Annuity Service Mailing Address. Purchase Payments may be made annually, semi-annually, quarterly, monthly or on any other frequency acceptable to us. Unless the Owner has surrendered the Contract, Purchase Payments may be made at any time during the life of the Annuitant and before the Annuity Commencement Date.

    The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of a Contract's Accumulation Account exceeds $1,000,000 or if the Purchase Payment would cause the value of a Contract's Accumulation Account to exceed $1,000,000.

    Completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to the Owner and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days of our receipt of a completed application. If an application is incomplete, we may retain the Purchase Payment for up to five business days while we attempt to complete the application. If we cannot complete the application within five business days, we will inform the applicant of the reasons for the delay and return the Purchase Payment immediately, unless the applicant specifically consents to our retaining the Purchase Payment until the application is made complete. Once the application is completed, we will credit the Purchase Payment within two business days. We will apply all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

    We will establish an Accumulation Account for each Contract. The Contract's Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to the Contract's Accumulation Account.

    We will allocate each net Purchase Payment to either the Fixed Account or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account, in accordance with the allocation factors that the Owner specifies in the application or as subsequently changed (see Appendix A to the Statement of Additional Information for a description of the Fixed Account). Upon receipt of a Purchase Payment, we will credit all or that portion, if any, of the net Purchase Payment to be allocated to the Sub-Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to a Sub-Account by the Variable Accumulation Unit value for that Sub-Account for the Valuation Period during which we received the Purchase Payment.

    We established the Variable Accumulation Unit value for each Sub-Account at $10.00 for the first Valuation Period of that Sub-Account. We determine the Variable Accumulation Unit value for the Sub-Account for any subsequent Valuation Period by multiplying the Variable Accumulation Unit value for the immediately preceding Valuation Period by the Net Investment Factor for the subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is determined at the end of the Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period, depending upon the investment performance of the Fund in which the Sub-Account is invested and the expenses and charges deducted from the Variable Account.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore the value of a Variable Accumulation Unit may increase, decrease or remain the same.

    The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:

    (a) is the net result of:

       (1) the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

       (2) the per share amount of any dividend or other distribution declared by the Fund issuing the shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

       (3) a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which are determined to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

    (b) is the net asset value of a Fund share held in the Sub-Account, determined as of the end of the preceding Valuation Period; and

    (c) is the risk charge factor determined by the Company for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

TRANSFERS

    During the Accumulation Phase, the Owner may transfer all or part of the Contract's Accumulation Account Value to one or more Sub-Accounts then available or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units the Owner wishes to transfer into Variable Accumulation Units of Sub-Accounts and/or Fixed Accumulation Units of the same aggregate value, as the Owner chooses. These transfers are subject to the following conditions:

    (1) Transfers involving Fixed Accumulation Units may be made only during the 45 day period before and the 45 day period after each Contract Anniversary;

    (2) Not more than 12 transfers may be made in any Contract Year; and

    (3) The value of Accumulation Units transferred may not be less than $1,000, unless all of the Fixed Accumulation Units or all of the Variable Accumulation Units of a particular Sub-Account credited to the Accumulation Account are being transferred.

    In addition, these transfers will be subject to such terms and conditions as each Fund may impose. We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone.

We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

                                CASH WITHDRAWALS

    At any time during the Accumulation Phase, the Owner may elect to receive a cash withdrawal payment under the Contract. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges"). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Federal Tax Status"). Since the Contracts will be issued only in connection with retirement plans that meet the requirements of Section 401 or Section 408 (excluding
Section 408(b)) of the Internal Revenue Code, you should refer to the terms of the particular retirement plan for any limitations or restrictions on cash withdrawals.

    A withdrawal request will be effective on the date we receive it. If the Owner requests a withdrawal of more than $5,000, we may require a signature guarantee. The request must specify the amount the Owner wishes to withdraw. For a partial withdrawal, the Owner may specify the amount to be withdrawn from the Fixed Account and/or each Sub-Account to which the Contract's Accumulation Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata based on the allocations at the end of the Valuation Period during which we receive the withdrawal request.

    If the Owner requests a full withdrawal, we will pay the value of the Accumulation Account at the end of the Valuation Period during which we receive the request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If the Owner requests a partial withdrawal, we will pay the amount requested less any applicable withdrawal charge and we will reduce the value of the Contract's Accumulation Account by deducting the amount requested. If the Owner requests a partial withdrawal that would result in the value of the Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

    We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive the Owner's withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts withdrawn only for following periods:

    - when the New York Stock Exchange is closed, except weekends and holidays or when trading on the New York Stock Exchange is restricted;

    - when it is not reasonably practical to dispose of securities held by the Funds or to determine the value of the net assets of the Funds because an emergency exists; or

    - when an SEC order permits us to defer payment for the protection of securities holders.

                                 DEATH BENEFIT

    If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to the Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit, except as may be provided under Annuity Options B, D, or E, if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or a single lump sum payment of their discounted value.)

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living. Reference should be made to the terms of the particular retirement plan and any applicable legislation for any restrictions on the Beneficiary designation. If there is no designated Beneficiary living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to the Owner, or if the Owner is the Annuitant, to the estate of the Owner/Annuitant.

    During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions" in this Prospectus, for the Beneficiary as Payee. If the Owner has not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

    In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

    You should refer to the terms of the particular retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.

PAYMENT OF DEATH BENEFIT

    If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described under "Cash Withdrawals." If the death benefit is to be paid in one sum to the Owner or to the estate of the deceased Owner/Annuitant, we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant and the Beneficiary.

    If the death benefit is to be paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain the Contract's Accumulation Account in effect until the Annuity Commencement Date. The Owner or Beneficiary may elect an Annuity Commencement Date later than that described above, provided that such date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of the Beneficiary or other Payee designated by the Owner, as the case may be, unless otherwise restricted by the particular retirement plan or by applicable law (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

    The death benefit is equal to the greatest of:

    (1) the value of the Contract's Accumulation Account;

    (2) the total Purchase Payments made under the Contract reduced by all withdrawals; or

    (3) the value of the Contract's Accumulation Account on the fifth (5th) Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and contract charges assessed after the fifth
       (5th) Contract Anniversary.

    To determine the amount of the death benefit under (1) above, we will use Accumulation Values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if the Owner has elected settlement under one or more of the annuity options; if no election by the Owner is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to the Owner or to the Owner/Annuitant's estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

    We will assess contract charges under the Contract as follows:

CONTRACT MAINTENANCE CHARGE

    We deduct an annual contract maintenance charge of $25 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We will also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Sub-Account in which the Owner has Accumulation Units at the time of such deduction.

    On the Annuity Commencement Date, we will reduce the value of the Contract's Accumulation Account by a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

    We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses. We do not expect to make a profit from the contract maintenance charge.

MORTALITY AND EXPENSE RISK CHARGE

    We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract, and the risk that administrative charges assessed under the Contract may be insufficient to cover our actual administrative expenses incurred.

    For assuming these risks, we make a deduction from the Variable Account at the end of each Valuation Period both during the Accumulation Phase and after the annuity payments begin at an effective annual rate of 1.30%. We may change the rate of this deduction annually but it will not exceed 1.30% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess will be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges. For the year ended December 31, 1998, mortality and expense risk charges were the only expenses of the Variable Account.

WITHDRAWAL CHARGES

    We do not deduct a sales charge from Purchase Payments. However, we will assess a withdrawal charge (contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

    The Owner may withdraw a portion of the Accumulation Account value each year without imposition of any withdrawal charge, and after we have held a Purchase Payment for five years it may be withdrawn free of any withdrawal charge. In addition, we do not assess a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

    All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn that is subject to the charge. We will apply the charge as follows:

       (1) Old Payments, New Payments and "accumulated value": In a given Contract Year, "New Payments" are Payments made in that Contract Year or in the previous four Contract Years; "Old Payments" are Payments made before the previous four Contract Years. The remainder of the Accumulation Account value -- that is, the value of the Accumulation Account minus the total of Old Payments and New Payments -- is called the "accumulated value."

       (2) Order of withdrawal: When the Owner makes a full surrender or partial withdrawal, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

       (3) Free withdrawal amount: In any Contract Year, the Owner may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments not previously withdrawn plus (b) 10% of any New Payments, whether or not these New Payments have been previously withdrawn.

       (4) Amount subject to withdrawal charge: We will impose the 5% withdrawal charge on the excess, if any, of (a) Old Payments and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

    Aggregate withdrawal charges assessed against a Contract will never exceed 5% of the total amount of Purchase Payments made under the Contract (see Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges).

PREMIUM TAXES

    We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

CHARGES OF THE FUNDS

    The Variable Account purchases shares of the Funds at net asset value. The net asset value of these shares reflects investment management fees, Rule 12b-1 (i.e. distribution plan) fees and expenses (including, but not limited to, compensation of trustees/directors, governmental expenses, interest charges, taxes, fees of auditors, legal counsel, transfer agent and custodian, transactional expenses and brokerage commissions) already deducted from the assets of the Funds. These fees and expenses are more fully described in the Funds' prospectuses and statements of additional information.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

    We begin making annuity payments under a Contract on the Annuity Commencement Date, which the Owner selects in the Contract application. The Owner may change this date as provided in the Contract; however, the new Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday, unless otherwise limited or restricted by the particular retirement plan or by applicable law. In most situations, current law requires that certain minimum distributions commence no later than April 1 following the year the

Annuitant reaches age 70 1/2. In addition, the particular retirement plan may impose additional limitations. The Annuity Commencement Date may also be changed by an election of an annuity option as described under "Death Benefit". Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

    On the Annuity Commencement Date, we will cancel the Contract's Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period that ends immediately before the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE EXCEPT AS MAY BE AVAILABLE UNDER ANNUITY OPTION B, D, OR E, IF ELECTED. (Under these options, the if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value.)

ANNUITY OPTIONS

    During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by the Owner or the Beneficiary, as provided under "Death Benefit."

    The Owner may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected.

    Any election may specify the proportion of the adjusted value of the Contract's Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. If the election does not so specify, the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

    Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain, as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain was elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time this option was elected of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least three years but not exceeding 30 years), as elected.

Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year, compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS

    We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

    The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

    After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Sub-Account to another, up to a maximum of 12 such exchanges each Contract Year. We calculate the number of new Variable Account units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

    The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

    If net investment return of the Sub-Accounts was exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each variable annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each variable annuity payment would decrease.

                           OTHER CONTRACT PROVISIONS

OWNER

    The Owner is entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner on the death of the Annuitant. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/participant to exercise certain Contract rights and privileges.

    Transfer of ownership of a Contract is governed by the laws and regulations applicable to the retirement plan for which we issue the Contract. Subject to the foregoing, a Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

VOTING OF FUND SHARES

    We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. We will vote Fund shares for which no timely voting instructions are received in the same proportion as the shares for which instructions are received from persons having such voting rights. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date, the Payee is the person having such voting rights.

    Owners of Contracts may be subject to other voting provisions of the particular retirement plan. Employees who contribute to retirement plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans.

    We will determine the number of particular Fund shares as to which each such person is entitled to give instructions on a date not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, we determine the number of particular Fund shares as to which voting instructions may be given by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Fund share as of the same date. On or after the Annuity Commencement Date, we determine the number of particular Fund shares as to which such instructions may be given by a Payee by dividing the reserve held by the Company in the particular Sub-Account for the Contract by the net asset value of a particular Fund share as of the same date.

PERIODIC REPORTS

    During the Accumulation Phase, we may send the Owner, or such other person having voting rights, at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to the Contract's Accumulation Account and the fixed accumulation value of such account, which statement shall be accurate as of a date not more than two months previous to the date of mailing. These periodic statements contain important information concerning Accumulation Account transactions with respect to a Contract. It is the obligation of the Owner to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from the Owner within such time period, we may not be responsible for correcting the error or discrepancy.

    In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in the Contract's Accumulation Account as may be required by applicable laws, rules and regulations.

    Upon request, we will provide the Owner with information regarding fixed and variable accumulation values.

SUBSTITUTED SECURITIES

    Shares of any of the Funds may not always be available for purchase by the Variable Account or we may decide that further investment in any such Fund's shares is no longer appropriate in view of the purposes of the Variable Account. In either event, we may substitute shares of another registered open-end investment company both for Fund shares already purchased by the Variable Account and as the security to be purchased in the future provided that these substitutions have been approved, if required, by the Securities and Exchange Commission. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

MODIFICATION

    Upon notice to the Owner, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject, (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts,
(iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts, (iv) provides additional Variable Account and/or fixed accumulation options, or (v) may otherwise be in the best interests of Owners or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

    At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any such change in the operation of the Variable Account, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

    We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               FEDERAL TAX STATUS

INTRODUCTION

    The Contracts are designed for use by retirement plans under the provisions of Sections 401 and 408 (excluding Section 408(b)) of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the value of a Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned.

    The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. A more detailed discussion of the federal tax status of the Contracts is contained in the Statement of Additional Information. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

    Under existing federal income tax laws, the income of the Variable Account, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

    The Contracts are designed for use in connection with retirement plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. Generally, no tax is imposed on the increase in the value of a Contract until a distribution occurs. Monthly annuity payments made as retirement distributions, and lump-sum payments or cash withdrawals (when permitted by the applicable retirement plan) under a Contract are generally taxable to the Annuitant as ordinary income to the extent that such payments are not deemed to come from the Owner's previously taxed investment in the Contract. Distributions made prior to age 59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

    In certain circumstances, the Company is required to withhold and remit to the U.S. Government part of the taxable portion of each distribution made under a Contract.

RETIREMENT PLANS

    The Contracts are designed for use with the following types of qualified retirement plans: (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans; and (2) Individual Retirement Accounts ("IRAs") permitted by Sections 219 and 408 of the Code (excluding IRAs established as "Individual Retirement Annuities" under Section 408(b), but including Simplified Employee Pensions established by employers pursuant to
Section 408(k)) and Simple Retirement Accounts established pursuant to Section 408(p)).

    The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with IRAs with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                              YEAR 2000 COMPLIANCE

    The Company's business, financial condition, and results of operations could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999. However, the Company has investigated the nature and extent of the work necessary to render its computer systems capable of processing beyond the turn of the century ("Year 2000 compliant"), and has made substantial progress toward achieving this goal, including upgrading and/or replacing existing systems. As of December 31, 1998, over 90% of the system components had been remediated, tested and certified as Year 2000 compliant. The majority of the remaining components are in the testing phase and are expected to be certified by March 31, 1999. While it is believed that these efforts do involve substantial costs, the Company closely monitors associated costs and continues to evaluate associated risks based on actual testing. Based on available information, the Company believes that it will be able to manage its total Year 2000 transition without a material adverse effect on its business operations, financial condition, or results of operations.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the

Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, our wholly-owned subsidiary. We will pay commissions and other distribution compensation that will not be more than 5.11% of the Purchase Payments. In addition, after the fifth (5th) Contract Year, we may pay broker-dealers who have entered into distribution agreements with us an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's opinion, is not material with respect to the Variable Account.

                                OWNER INQUIRIES

    All Owner inquiries should be directed to the Company at its Annuity Service Mailing Address.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information....................................................................
Annuity Provisions.....................................................................
Other Contract Provisions..............................................................
Federal Tax Status.....................................................................
Administration of the Contracts........................................................
Distribution of the Contracts..........................................................
Accountants............................................................................
Financial Statements...................................................................
Appendix A--The Fixed Account..........................................................
Appendix B--Illustrative Examples of Variable Accumulation Unit Value, Variable Annuity
 Unit Value and Variable Annuity Payment Calculations..................................
Appendix C--Withdrawals and Withdrawal Charges.........................................

    This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1999 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------

To:   Sun Life Assurance Company of Canada (U.S.)
     c/o Retirement Products and Services
     P.O. Box 1024
     Boston, Massachusetts 02103

    Please send me a Statement of Additional Information for Compass I--Sun Life of Canada (U.S.) Variable Account C.

Name
---------------------------------------------------------------------------

Address
---------------------------------------------------------------------------

---------------------------------------------------------------------------

City
--------------------------------------------------- State
---------------------------------- Zip
-------------------------------------

Telephone
---------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

PROSPECTUS                                                                [LOGO]

MAY 1, 1999

COMBINATION FIXED/VARIABLE
ANNUITY FOR QUALIFIED
RETIREMENT PLANS

                   ISSUED IN CONNECTION WITH
                   SUN LIFE OF CANADA (U.S.)
                   VARIABLE ACCOUNT C

CO1US-1 5/99

  ISSUED BY
  SUN LIFE INSURANCE COMPANY OF
  CANADA (U.S.)
  Annuity Service Mailing Address:
  c/o Retirement Products and Services
  P.O. Box 1024
  Boston, Massachusetts 02103

  GENERAL DISTRIBUTOR
  Clarendon Insurance Agency, Inc.
  One Sun Life Executive Park
  Wellesley Hills, Massachusetts 02481

  LEGAL COUNSEL
  Covington & Burling
  1201 Pennsylvania Avenue, N.W.
  P.O. Box 7566
  Washington, D.C. 20044-7566

  AUDITORS
  Deloitte & Touche LLP
  125 Summer Street
  Boston, Massachusetts 02110

                                     PART B

                     INFORMATION REQUIRED IN A STATEMENT OF

                             ADDITIONAL INFORMATION


     Attached hereto and made a part hereof is a Statement of Additional Information dated May 1, 1999.

                                                                     Rule 497(c)
                                                                File No. 2-78738
                                                                       811-03530

                                                                     MAY 1, 1999

                                   COMPASS I

                      STATEMENT OF ADDITIONAL INFORMATION

                  SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                               TABLE OF CONTENTS


General Information..................................................    2
Annuity Provisions...................................................    2
Other Contract Provisions............................................    3
Federal Tax Status...................................................    4
Administration of the Contracts......................................    5
Distribution of the Contracts........................................    5
Accountants..........................................................    6
Financial Statements.................................................    7
Appendix A--The Fixed Account........................................   41
Appendix B--Illustrative Examples of Variable Accumulation Unit
 Value Calculations, Variable Annuity Unit Value Calculations and
 Variable Annuity Payment Calculations...............................   43
Appendix C--Withdrawals and Withdrawal Charges.......................   44


    This Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Compass I Combination Fixed/Variable Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account C (the "Variable Account") which is not necessarily included in the Prospectus dated May 1, 1999. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company at its Annuity Service Mailing Address, c/o Retirement Products and Services, P.O. Box 1024, Boston, Massachusetts 02103, or by telephoning (800) 752-7215.

    The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.
--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              GENERAL INFORMATION

THE COMPANY

    Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.



    The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). Life Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada -- U.S. Operations Holdings, Inc. ("U.S. Holdco"). U.S. Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada, a mutual life insurance company incorporated in Canada in 1865.


THE VARIABLE ACCOUNT

    Sun Life of Canada (U.S.) Variable Account C (the "Variable Account") is a separate account of the Company which meets the definition of a separate account under the federal securities laws and which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

THE FIXED ACCOUNT

    If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account, nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Statement of Additional Information with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Appendix A--The Fixed Account").

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

    On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and theday before the Annuity Commencement Date.

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract then remains fixed, unless an exchange of Annuity Units is made as described in the Prospectus. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account credited to the Contract by the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

    For a description of fixed annuity payments, see Appendix A.

    For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

    The Annuity Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor (see "Net Investment Factor" in the Prospectus) for the particular Sub-Account for the current Valuation Period, and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. The factor is 0.99989255 for a one day Valuation Period.

    For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.


                           OTHER CONTRACT PROVISIONS

RIGHT TO RETURN CONTRACT

    The Owner should read the Contract carefully as soon as it is received. If the Owner wishes to return the Contract, it must be returned to the Company at the Company's Annuity Service Mailing Address within ten days after it was delivered to the Owner. When the Company receives the returned Contract, it will be canceled and the full amount of any Purchase Payment(s) received by the Company will be refunded.

     Under the Internal Revenue Code, an Owner establishing an Individual Retirement Account ("IRA") must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the IRA is established. If the Owner is furnished with such disclosure statement before the seventh (7th) day preceding the date the IRA is established, the Owner will not have any right of revocation. If the disclosure statement is furnished after the seventh (7) day preceding the establishment of the IRA, then the Owner may revoke the Contract any time within seven days after the issue date. Upon such revocation, the Company will refund all Purchase Payment(s) made by the Owner. The foregoing right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. The Company will allow an Owner establishing an IRA a "ten day free look," notwithstanding the provisions of the Internal Revenue Code.

OWNER AND CHANGE OF OWNERSHIP

    The Contract shall belong to the Owner or to the successor Owner or transferee of the Owner. All Contract rights and privileges may be exercised by the Owner, the successor Owner or transferee of the Owner without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner on the death of the Annuitant. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/participant to exercise certain contract rights and privileges.


    Ownership of the Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (4) as otherwise permitted from time to time by laws and regulations governing the retirement plans for which the Contract may be issued. Subject to the foregoing, the Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company. A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the

New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary designation contained in the Contract application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner (or the Annuitant, as permitted by the Owner) may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company at its Annuity Service Mailing Address. When it is so received, the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed by the Owner or the Annuitant, as applicable.

    Reference should be made to the terms of the particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

CUSTODIAN

    The Custodian of the assets of the Variable Account is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Company will direct the Custodian to purchase Fund shares at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and to redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                               FEDERAL TAX STATUS

INTRODUCTION

    The Contracts are designed for use by retirement plans under the provisions of Sections 401 or 408 (excluding Section 408(b)) of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the value of the Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of federal income tax laws as currently interpreted, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Account is not separately taxable as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income and capital gains of the Variable Account to the extent applied to increase reserves under the Contracts are not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

    A participant in a retirement plan is the individual on whose behalf a Contract is issued. Certain federal income tax advantages are available to participants in retirement plans which meet the requirements of Section 401 or Section 408 (excluding Section 408(b)) of the Code. The Contracts are designed for use in connection with such retirement plans and accordingly all or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. Monthly annuity payments made as retirement distributions under a Contract are generally taxable to the Annuitant as ordinary income under Section 72 of the Code. Distributions prior to age 59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a hardship distribution or a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Only the plan participant or the participant's spouse may elect to roll over a distribution to an eligible retirement plan.


    Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.


    The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Contract issued in connection with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

    In the case of distributions from a Contract (other than a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above), unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for individual retirement accounts.

    Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

    The Tax Reform Act of 1984 authorizes the Internal Revenue Service to promulgate regulations that prescribe investment diversification requirements for segregated asset accounts underlying certain variable annuity contracts. These regulations do not affect the tax treatment of qualified contracts, such as the Contracts.

    Due to the complex nature and frequent revisions of the federal income tax laws affecting retirement plans, a person contemplating the purchase of a Contract for use in connection with a retirement plan, the distribution or surrender of a Contract held under a retirement plan, or the election of an annuity option provided in a Contract should consult a qualified tax adviser.

                        ADMINISTRATION OF THE CONTRACTS

    The Company performs certain administrative functions relating to the Contracts and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, Contract number, type of Contract issued to each Owner, the status of the Accumulation Account under each Contract, and other pertinent information necessary to the administration and operation of the Contracts.

                         DISTRIBUTION OF THE CONTRACTS

    The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, a wholly-owned subsidiary of the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.11% of the Purchase Payments. In addition, after the fifth (5th) Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account values. During 1996, 1997 and 1998, approximately $32,000, $22,500, and
$19,686, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.

                                  ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, are the Variable Account's independent certified public accountants, providing auditing and other professional services.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1998 AND 1997 (IN THOUSANDS)

                                                                                   1998            1997
                                                                              --------------  --------------
ADMITTED ASSETS
    Bonds                                                                     $    1,763,468  $    1,910,699
    Common stocks                                                                    128,445         117,229
    Mortgage loans on real estate                                                    535,003         684,035
    Properties acquired in satisfaction of debt                                       17,207          22,475
    Investment real estate                                                            78,021          78,426
    Policy loans                                                                      41,944          40,348
    Cash and short-term investments                                                  265,226         544,418
    Other invested assets                                                             64,177          55,716
    Life insurance premiums and annuity considerations due and uncollected                --           9,203
    Investment income due and accrued                                                 35,706          39,279
    Federal income tax recoverable and interest thereon                                1,110              --
    Receivable from parent, subsidiaries and affiliates                                   --          27,136
    Funds withheld on reinsurance assumed                                                 --         982,653
    Other assets                                                                       1,928           1,842
                                                                              --------------  --------------
    General account assets                                                         2,932,235       4,513,459
    Separate account assets:
      Unitized                                                                    11,774,745       9,068,021
      Non-unitized                                                                 2,195,641       2,343,877
                                                                              --------------  --------------
    Total Admitted Assets                                                     $   16,902,621  $   15,925,357
                                                                              --------------  --------------
                                                                              --------------  --------------
LIABILITIES
    Aggregate reserve for life policies and contracts                         $    1,216,107  $    2,188,243
    Supplementary contracts                                                            1,885           2,247
    Policy and contract claims                                                           369           2,460
    Provision for policyholders' dividends and coupons payable                            --          32,500
    Liability for premium and other deposit funds                                  1,000,875       1,450,705
    Surrender values on cancelled policies                                                 5             215
    Interest maintenance reserve                                                      40,490          33,830
    Commissions to agents due or accrued                                               2,615           2,826
    General expenses due or accrued                                                    5,932           6,238
    Transfers from Separate Accounts due or accrued                                 (361,863)       (284,078)
    Taxes, licenses and fees due or accrued, excluding FIT                               401             105
    Federal income taxes due or accrued                                               25,019          56,384
    Unearned investment income                                                            23              34
    Amounts withheld or retained by company as agent or trustee                          529              47
    Remittances and items not allocated                                                5,176           1,363
    Borrowed money                                                                        --         110,142
    Asset valuation reserve                                                           44,392          47,605
    Payable to parent, subsidiaries, and affiliates                                   30,381              --
    Payable for securities                                                               428          27,104
    Other liabilities                                                                  9,770           2,924
                                                                              --------------  --------------
    General account liabilities                                                    2,022,534       3,680,894
    Separate account liabilities:
      Unitized                                                                    11,774,522       9,067,891
      Non-unitized                                                                 2,195,641       2,343,877
                                                                              --------------  --------------
    Total liabilities                                                             15,992,697      15,092,662
                                                                              --------------  --------------
CAPITAL STOCK AND SURPLUS
    Common capital stock                                                               5,900           5,900
                                                                              --------------  --------------
    Surplus notes                                                                    565,000         565,000
    Gross paid in and contributed surplus                                            199,355         199,355
    Unassigned funds                                                                 139,669          62,440
                                                                              --------------  --------------
    Surplus                                                                          904,024         826,795
                                                                              --------------  --------------
    Total common capital stock and surplus                                           909,924         832,695
                                                                              --------------  --------------
    Total Liabilities, Capital Stock and Surplus                              $   16,902,621  $   15,925,357
                                                                              --------------  --------------
                                                                              --------------  --------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN 000'S)

                                              1998        1997        1996
                                           ----------  ----------  ----------
 INCOME:
     Premiums and annuity considerations   $  210,198  $  254,066  $  266,942
     Deposit-type funds                     2,140,604   2,155,297   1,775,230
     Considerations for supplementary
      contracts without life
      contingencies and dividend
      accumulations                             2,086       1,615       2,340
     Net investment income                    184,532     270,249     303,753
     Amortization of interest maintenance
      reserve                                   2,282       1,166       1,557
     Income from fees associated with
      investment management and
      administration and contract
      guarantees from Separate Account        141,211     109,757      83,278
     Net gain from operations from
      Separate Account                             --           5          --
     Other income                              87,364     102,889      87,532
                                           ----------  ----------  ----------
     Total                                  2,768,277   2,895,044   2,520,632
                                           ----------  ----------  ----------
 BENEFITS AND EXPENSES:
     Death benefits                            15,335      17,284      12,394
     Annuity benefits                         153,636     148,135     146,654
     Disability benefits and benefits
      under accident and health policies          104         132         105
     Surrender benefits and other fund
      withdrawals                           1,933,833   1,854,004   1,507,263
     Interest on policy or contract funds        (140)        699       2,205
     Payments on supplementary contracts
      without life contingencies and
      dividend accumulations                    2,528       1,687       2,120
     Increase (decrease) in aggregate
      reserves for life and accident and
      health policies and contracts          (972,135)    127,278     162,678
     Decrease in liability for premium
      and other deposit funds                (449,831)   (447,603)   (392,348)
     Increase (decrease) in reserve for
      supplementary contracts without
      life contingencies and for dividend
      and coupon accumulations                   (362)         42         327
                                           ----------  ----------  ----------
     Total                                    682,968   1,701,658   1,441,398
     Commissions on premiums and annuity
      considerations (direct business
      only)                                   137,718     132,700     109,894
     Commissions and expense allowances
      on reinsurance assumed                   13,032      17,951      18,910
     General insurance expenses                58,132      46,624      37,206
     Insurance taxes, licenses and fees,
      excluding federal income taxes            7,388       8,267       8,431
     Increase (decrease) in loading on
      and cost of collection in excess of
      loading on deferred and uncollected
      premiums                                 (1,663)        523         901
     Net transfers to Separate Accounts       722,851     844,130     761,941
     Reserve and fund adjustments on
      reinsurance terminated                1,017,112          --          --
                                           ----------  ----------  ----------
     Total                                  2,637,538   2,751,853   2,378,681
                                           ----------  ----------  ----------
     Net gain from operations before
      dividends to policyholders and
      Federal Income Taxes                    130,739     143,191     141,951
     Dividends to policyholders                (5,981)     33,316      29,189
                                           ----------  ----------  ----------
     Net gain from operations after
      dividends to policyholders and
      before Federal Income Taxes             136,720     109,875     112,762
     Federal income tax expense
      (benefit), (excluding tax on
      capital gains)                           11,713       7,339      (5,400)
                                           ----------  ----------  ----------
     Net gain from operations after
      dividends to policyholders and
      federal income taxes and before
      realized capital gains                  125,007     102,536     118,162
     Net realized capital gains less
      capital gains tax and transferred
      to the IMR                                  394      26,706       4,862
                                           ----------  ----------  ----------
 NET INCOME                                $  125,401  $  129,242  $  123,024
                                           ----------  ----------  ----------
                                           ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN 000'S)

                                                             1998        1997         1996
                                                          ----------  -----------  -----------
Capital and surplus, Beginning of year                    $  832,695  $   567,143  $   792,452
                                                          ----------  -----------  -----------
Net income                                                   125,401      129,242      123,024
Change in net unrealized capital gains (losses)                 (384)       1,152       (1,715)
Change in non-admitted assets and related items               (1,086)        (463)          67
Change in reserve on account of change in valuation
  basis                                                           --       39,016           --
Change in asset valuation reserve                              3,213        6,307      (11,812)
Surplus (contributed to) withdrawn from Separate
  Accounts during period                                          82           --          100
Other changes in surplus in Separate Accounts Statements          10           --           --
Change in surplus notes                                           --      250,000     (335,000)
Dividends to stockholders                                    (50,000)    (159,722)          --
Aggregate write-ins for gains and losses in surplus               (7)          20           27
                                                          ----------  -----------  -----------
Net change in capital and surplus for the year                77,229      265,552     (225,309)
                                                          ----------  -----------  -----------
Capital and surplus, End of year                          $  909,924  $   832,695  $   567,143
                                                          ----------  -----------  -----------
                                                          ----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.) STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN THOUSANDS)

                                               1998         1997         1996
                                            -----------  -----------  -----------
 Cash Provided by Operations:
   Premiums, annuity considerations and
     deposit funds received                 $ 2,361,669  $ 2,410,919  $ 2,059,577
   Considerations for supplementary
     contracts and dividend accumulations
     received                                     2,086        1,615        2,340
   Net investment income received               236,944      345,279      324,914
   Other income received                        253,147      208,223       88,295
                                            -----------  -----------  -----------
 Total receipts                               2,853,846    2,966,036    2,475,126
                                            -----------  -----------  -----------
   Benefits paid (other than dividends)       2,107,736    2,020,747    1,671,483
   Insurance expenses and taxes paid
     (other than federal income and
     capital gains taxes)                       217,023      203,650      172,015
   Net cash transferred to Separate
     Accounts                                   800,636      895,465      755,605
   Dividends paid to policyholders               26,519       28,316       22,689
   Federal income tax payments
     (recoveries),(excluding tax on
     capital gains)                              46,965        1,397      (15,363)
   Other--net                                      (138)         698        2,205
                                            -----------  -----------  -----------
 Total payments                               3,198,741    3,150,273    2,608,634
                                            -----------  -----------  -----------
 Net cash used in operations                   (344,895)    (184,237)    (133,508)
                                            -----------  -----------  -----------
   Proceeds from long-term investments
     sold, matured or repaid (after
     deducting taxes on capital gains of
     $2,038 for 1998, $750 for 1997 and
     $1,555 for 1996)                         1,261,396    1,343,803    1,768,147
   Issuance (repayment) of surplus notes             --      250,000     (335,000)
   Other cash provided (used)                   (40,529)      71,095      147,956
                                            -----------  -----------  -----------
 Total cash provided                          1,220,867    1,664,898    1,581,103
                                            -----------  -----------  -----------
 Cash Applied:
   Cost of long-term investments acquired      (967,901)    (773,783)  (1,318,880)
   Other cash applied                          (187,263)    (310,519)    (177,982)
                                            -----------  -----------  -----------
 Total cash applied                          (1,155,164)  (1,084,302)  (1,496,862)
 Net change in cash and short-term
 investments                                   (279,192)     396,359      (49,267)
 Cash and short-term investments:
 Beginning of year                              544,418      148,059      197,326
                                            -----------  -----------  -----------
 End of year                                $   265,226  $   544,418  $   148,059
                                            -----------  -----------  -----------
                                            -----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities and group pension contracts.

Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of the Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). Prior to December 18, 1997, Life Holdco was a direct wholly-owned subsidiary of SLOC.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices, as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 20 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS

Bonds are carried at cost, adjusted for amortization of premium or accrual of discount. Investments in non-insurance subsidiaries are carried on the equity basis. Investments in mortgage backed securities are generally carried at amortized cost. Changes in prepayment assumptions and resulting cash flows are evaluated periodically. The adjusted yield is used to calculate investment income in future periods. If current book value exceeds future undiscounted cash flows, a realized capital loss is recorded and amortized through IMR. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by quoted market prices of the underlying investments.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities, and general account assets are available to fund liabilities of this account.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, are transferred to (from) the general account. Accumulated gains (losses) that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $361,863,000 in 1998 and $284,078,000 in 1997.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.

In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the state of Delaware will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

2.  INVESTMENTS IN SUBSIDIARIES
The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"), Massachusetts Casualty Insurance Company ("MCIC"), Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), New London Trust, F.S.B. ("NLT"), Sun Life Financial Services Limited ("SLFSL"), Sun Benefit Services Company, Inc. ("Sunbesco"), Sun Capital Advisers, Inc. ("Sun Capital"), Sun Life Finance Corporation ("Sunfinco"), Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1"), Clarendon Insurance Agency, Inc. ("Clarendon") and Sun Life Information Services Ireland Ltd. ("SLISL").

On February 5, 1999, the Company finalized the sale of MCIC, a disability insurance company which issues primarily individual disability income policies, to Centre Solutions (U.S.) Limited, a wholly-owned subsidiary of Centre Reinsurance Holdings Limited for approximately $34 million. The impact of this sale to the ongoing operations of the Company is not expected to be material.

On September 28, 1998, the Company formed SLISL as an offshore technology center for the purpose of completing systems projects for affiliates.

On October 30, 1997, the Company established a wholly-owned special purpose corporation, SPE 97-1, for the purpose of engaging in activities incidental to securitizing mortgage loans.

On December 31, 1997, the Company purchased from Massachusetts Financial Services ("MFS") all of the outstanding shares of Clarendon, a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates.

Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of MFS. On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. As a result of this transaction, the Company realized a gain of $21,195,000 of undistributed earnings.

MFS, a registered investment adviser, serves as investment adviser to the mutual funds in the MFS family of funds as well as certain mutual funds and separate accounts established by the Company. The MFS Asset Management Group provides investment advice to substantial private clients.

Sun Life (N.Y.) is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in the State of New York.

Sundisco is a registered investment adviser and broker-dealer.

NLT is a federally chartered savings bank.

SLFSL serves as the marketing administrator for the distribution of the offshore products of Sun Life Assurance Company of Canada (Bermuda), an affiliate.

Sun Capital is a registered investment adviser.

Sunfinco and Sunbesco are currently inactive.

On September 28, 1998 a $500,000 note was issued by SLISL to the Company at a rate of 6.0%, maturing on September 28, 2002.

A $110,000,000 note was issued to the Company by MFS on February 11, 1998 at an interest rate of 6.0% due February 11, 1999. Another $110,000,000 note was issued to the Company by MFS on December 22, 1998 at an interest rate of 5.55% due February 11, 1999.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED):
On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which was repaid on March 1, 1998. A $110,000,000 note was also issued to the Company by MFS on December 23, 1997 at an interest rate of 5.85% and was repaid on February 11, 1998.

On December 31, 1996, the Company issued a $58,000,000 note to SLOC at an interest rate of 5.70% which was repaid on February 10, 1997. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997. On December 31, 1998, 1997 and 1996, the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000.

During 1998, 1997, and 1996, the Company contributed capital in the following amounts to its subsidiaries:

                                                                                    1998       1997       1996
                                                                                  ---------  ---------  ---------
                                                                                          (IN THOUSANDS)
MCIC                                                                                     --  $   2,000  $  10,000
SLFSL                                                                             $     750      1,000      1,500
SPE 97-1                                                                                 --     20,377         --
Sundisco                                                                             10,000         --         --
Sun Capital                                                                             500         --         --
Clarendon                                                                                10         --         --
SLISL                                                                                   502         --         --

Summarized combined financial information of the Company's subsidiaries as of December 31, 1998, 1997 and 1996 and for the years then ended, follows:

                                                                         1998           1997           1996
                                                                     -------------  -------------  -------------
                                                                                   (IN THOUSANDS)
Intangible assets                                                    $          --  $          --  $       9,646
Other assets                                                             1,315,317      1,190,951      1,376,014
Liabilities                                                             (1,186,872)    (1,073,966)    (1,241,617)
                                                                     -------------  -------------  -------------
Total net assets                                                     $     128,445  $     116,985  $     144,043
                                                                     -------------  -------------  -------------
                                                                     -------------  -------------  -------------
Total revenues                                                       $     222,853  $     750,364  $     717,280
Operating expenses                                                        (221,933)      (646,896)      (624,199)
Income tax expense                                                          (1,222)       (43,987)       (42,820)
                                                                     -------------  -------------  -------------
Net income (loss)                                                    $        (302) $      59,481  $      50,261
                                                                     -------------  -------------  -------------
                                                                     -------------  -------------  -------------

On December 24, 1997, the Company transferred all of its shares of MFS to its parent, Life Holdco.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

3.  BONDS
Investments in debt securities are as follows:

                                                                             DECEMBER 31, 1998
                                                            ----------------------------------------------------
                                                                             GROSS        GROSS      ESTIMATED
                                                             AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                                COST         GAINS      (LOSSES)       VALUE
                                                            ------------  -----------  -----------  ------------
                                                                               (IN THOUSANDS)
Long-term bonds:
    United States government and government agencies and
     authorities                                            $    140,417   $   7,635    $    (177)  $    147,875
    States, provinces and political subdivisions                  16,632       2,219           --         18,851
    Public utilities                                             397,670      38,740         (238)       436,172
    Transportation                                               197,207      22,481          (18)       219,670
    Finance                                                      144,958      12,542         (494)       157,006
    All other corporate bonds                                    866,584      50,814       (6,419)       910,979
                                                            ------------  -----------  -----------  ------------
        Total long-term bonds                                  1,763,468     134,431       (7,346)     1,890,553
                                                            ------------  -----------  -----------  ------------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
     commercial paper                                             43,400          --           --         43,400
    Affiliates                                                   220,000          --           --        220,000
                                                            ------------  -----------  -----------  ------------
        Total short-term bonds                                   263,400          --           --        263,400
                                                            ------------  -----------  -----------  ------------
Total bonds                                                 $  2,026,868   $ 134,431    $  (7,346)  $  2,153,953
                                                            ------------  -----------  -----------  ------------
                                                            ------------  -----------  -----------  ------------

                                                                             DECEMBER 31, 1997
                                                            ----------------------------------------------------
                                                                             GROSS        GROSS      ESTIMATED
                                                             AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                                COST         GAINS      (LOSSES)       VALUE
                                                            ------------  -----------  -----------  ------------
                                                                               (IN THOUSANDS)
Long-term bonds:
    United States government and government agencies and
     authorities                                            $    126,923   $   5,529    $      --   $    132,452
    States, provinces and political subdivisions                  22,361       2,095           --         24,456
    Public utilities                                             398,939      35,338          (91)       434,186
    Transportation                                               214,130      22,000         (390)       235,740
    Finance                                                      157,891       5,885         (120)       163,656
    All other corporate bonds                                    990,455      52,678       (5,456)     1,037,677
                                                            ------------  -----------  -----------  ------------
        Total long-term bonds                                  1,910,699     123,525       (6,057)     2,028,167
                                                            ------------  -----------  -----------  ------------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
     commercial paper                                            431,032          --           --        431,032
    Affiliates                                                   110,000          --           --        110,000
                                                            ------------  -----------  -----------  ------------
        Total short-term bonds                                   541,032          --           --        541,032
                                                            ------------  -----------  -----------  ------------
Total bonds                                                 $  2,451,731   $ 123,525    $  (6,057)  $  2,569,199
                                                            ------------  -----------  -----------  ------------
                                                            ------------  -----------  -----------  ------------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

3.  BONDS (CONTINUED):
The amortized cost and estimated fair value of bonds at December 31, 1998 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                                           DECEMBER 31, 1998
                                                                                       --------------------------
                                                                                        AMORTIZED     ESTIMATED
                                                                                           COST       FAIR VALUE
                                                                                       ------------  ------------
                                                                                             (IN THOUSANDS)
Maturities:
    Due in one year or less                                                            $    459,631  $    460,787
    Due after one year through five years                                                   329,625       336,516
    Due after five years through ten years                                                  264,372       283,840
    Due after ten years                                                                     703,341       781,253
                                                                                       ------------  ------------
                                                                                          1,756,969     1,862,396
    Mortgage-backed securities                                                              269,899       291,557
                                                                                       ------------  ------------
Total bonds                                                                            $  2,026,868  $  2,153,953
                                                                                       ------------  ------------
                                                                                       ------------  ------------

Proceeds from sales and maturities of investments in debt securities during 1998, 1997, and 1996 were $1,016,811,000, $980,264,000, and $1,554,016,000, gross gains were $17,025,000, $10,732,000, and $16,975,000 and gross losses were $866,000, $2,446,000, and $10,885,000, respectively.

Bonds included above with an amortized cost of approximately $2,572,000, $2,578,000 and $2,060,000 at December 31, 1998, 1997 and 1996, respectively, were on deposit with governmental authorities as required by law.

Excluding investments in U.S. government and agencies securities, the Company is not exposed to significant concentration of credit risk in its portfolio.

4.  SECURITIES LENDING
The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan Bank of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan as of December 31, 1998 and 1997. Income resulting from this program was $94,000, $200,000 and $137,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

5.  MORTGAGE LOANS
The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

5.  MORTGAGE LOANS (CONTINUED):
The following table shows the geographical distribution of the mortgage loan portfolio.

                                                                                                DECEMBER 31,
                                                                                           ----------------------
                                                                                              1998        1997
                                                                                           ----------  ----------
                                                                                               (IN THOUSANDS)
California                                                                                 $   82,397  $  119,122
Massachusetts                                                                                  53,528      58,981
Michigan                                                                                       34,357      42,912
New York                                                                                       21,190      45,696
Ohio                                                                                           36,171      51,862
Pennsylvania                                                                                   93,587      97,949
Washington                                                                                     36,548      54,948
All other                                                                                     177,225     212,565
                                                                                           ----------  ----------
                                                                                           $  535,003  $  684,035
                                                                                           ----------  ----------
                                                                                           ----------  ----------

The Company has restructured mortgage loans totaling $30,743,000 and $26,284,000 at December 31, 1998 and 1997, respectively, against which there are allowances for losses of $2,120,000 and $3,026,000, respectively.

The Company has made commitments of mortgage loans on real estate into the future.The outstanding commitments for these mortgages amount to $18,005,000 and $12,300,000 at December 31, 1998 and 1997, respectively.

6.  INVESTMENT GAINS AND LOSSES

                                                                                     YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------
                                                                                    1998        1997       1996
                                                                                 ----------  ----------  ---------
                                                                                          (IN THOUSANDS)
Net realized gains (losses):
Bonds                                                                            $    5,659  $    2,882  $   5,631
Common stock of affiliates                                                               --      21,195         --
Common stocks                                                                            48
Mortgage loans                                                                        2,374       3,837        763
Real estate                                                                             955       2,912        599
Other invested assets                                                                (3,827)       (717)       567
                                                                                 ----------  ----------  ---------
Subtotal                                                                              5,209      30,109      7,560
Capital gains tax expense                                                             4,815       3,403      2,698
                                                                                 ----------  ----------  ---------
Total                                                                            $      394  $   26,706  $   4,862
                                                                                 ----------  ----------  ---------
                                                                                 ----------  ----------  ---------
Changes in unrealized gains (losses):
Common stock of affiliates                                                       $     (302) $   (2,894) $  (5,739)
Mortgage loans                                                                       (1,312)      1,524       (600)
Real estate                                                                             403       3,377      4,624
Other invested assets                                                                   827        (855)        --
                                                                                 ----------  ----------  ---------
Total                                                                            $     (384) $    1,152  $  (1,715)
                                                                                 ----------  ----------  ---------
                                                                                 ----------  ----------  ---------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

6.  INVESTMENT GAINS AND LOSSES (CONTINUED):
Realized capital gains and losses on bonds and mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $8,943,000 in 1998, $6,321,000 in 1997, and $7,710,000 in 1996. All gains and losses are transferred net of applicable income taxes.

7.  NET INVESTMENT INCOME
Net investment income consisted of:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                              ----------------------------------
                                                                                 1998        1997        1996
                                                                              ----------  ----------  ----------
                                                                                        (IN THOUSANDS)
Interest income from bonds                                                    $  167,436  $  188,924  $  178,695
Income from investment in common stock of affiliates                               3,675      41,181      50,408
Interest income from mortgage loans                                               53,269      76,073      92,591
Real estate investment income                                                     15,932      17,161      16,249
Interest income from policy loans                                                  2,881       3,582       2,790
Other investment income (loss)                                                      (641)       (193)      1,710
                                                                              ----------  ----------  ----------
Gross investment income                                                          242,552     326,728     342,443
                                                                              ----------  ----------  ----------
Interest on surplus notes and notes payable                                      (44,903)    (42,481)    (23,061)
Investment expenses                                                              (13,117)    (13,998)    (15,629)
                                                                              ----------  ----------  ----------
Net investment income                                                         $  184,532  $  270,249  $  303,753
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------

8.  DERIVATIVES
The Company uses derivative instruments for interest rate risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains or losses to specific hedged assets or liabilities, gains or losses are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1998 and 1997 there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in the IMR and amortized over the shorter of the remaining life of the hedged asset sold or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

8.  DERIVATIVES (CONTINUED):
Options are used to hedge the stock market interest exposure in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities. The Company's open positions are as follows:

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1998
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                          (IN THOUSANDS)
Conventional interest rate swaps                                                    $     45,000       $     508
Foreign currency swap                                                                      1,178             263

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1997
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                          (IN THOUSANDS)
Conventional interest rate swaps                                                    $     80,000       $  (2,891)
Foreign currency swap                                                                      1,700             208
Forward spread lock swaps                                                                 50,000             274
Asian Put Option S & P 500                                                                75,000             693

The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current credit worthiness of the counterparties. The Company is exposed to potential credit loss in the event of nonperformance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.  LEVERAGED LEASES
The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

9.  LEVERAGED LEASES (CONTINUED):
The Company's net investment in leveraged leases is composed of the following elements:

                                                                                              DECEMBER 31,
                                                                                         ----------------------
                                                                                            1998        1997
                                                                                         ----------  ----------
                                                                                             (IN THOUSANDS)
Lease contracts receivable                                                               $   78,937  $   92,605
Less non-recourse debt                                                                      (78,920)    (92,589)
                                                                                         ----------  ----------
                                                                                                 17          16
Estimated residual value of leased assets                                                    41,150      41,150
Less unearned and deferred income                                                            (8,932)    (10,324)
                                                                                         ----------  ----------
Investment in leveraged leases                                                               32,235      30,842
Less fees                                                                                      (138)       (163)
                                                                                         ----------  ----------
Net investment in leveraged leases                                                       $   32,097  $   30,679
                                                                                         ----------  ----------
                                                                                         ----------  ----------

The net investment is included in "other invested assets" on the balance sheet.

10. REINSURANCE
The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $2,128,000, $1,381,000 and $1,603,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997 SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, the agreement required SLOC to reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company. Such death benefits are reinsured on a yearly renewable term basis. The life reinsurance assumed agreement required the reinsurer to withhold funds in amounts equal to the reserves assumed. These agreements had the effect of increasing income from operations by approximately $24,579,000, $37,050,000 and $35,161,000 for the years ended December 31, 1998,
1997 and 1996, respectively. The Company terminated this agreement effective October 1, 1998, resulting in an increase in income from operations of $65,679,000 which included a cash settlement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

10. REINSURANCE (CONTINUED):
The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1998, 1997 and 1996 before the effect of reinsurance transactions with SLOC:

                                                                                YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                            1998          1997          1996
                                                                        ------------  ------------  ------------
                                                                                     (IN THOUSANDS)
Income:
    Premiums, annuity deposits and other revenues                       $  2,377,364  $  2,340,733  $  1,941,423
    Net investment income and realized gains                                 187,208       298,120       310,172
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,564,572     2,638,853     2,251,595
                                                                        ------------  ------------  ------------
Benefits and Expenses:
    Policyholder benefits                                                  2,312,247     2,350,354     2,011,998
    Other expenses                                                           203,238       187,591       155,531
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,515,485     2,537,945     2,167,529
                                                                        ------------  ------------  ------------
Income from operations                                                  $     49,087  $    100,908  $     84,066
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------

The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of increasing income from operations by $3,008,000 in 1998, and decreasing income from operations by $2,658,000 in 1997 and $46,000 in 1996.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES
The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

                                                                                              DECEMBER 31, 1998
                                                                                        -----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  -------------
                                                                                               (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $    2,896,529          19
    At book value less surrender charges (surrender charge >5%)                             10,227,212          66
    At book value (minimal or no charge or adjustment)                                       1,264,453           8
Not subject to discretionary withdrawal provision                                            1,106,197           7
                                                                                        --------------         ---
Total annuity actuarial reserves and deposit liabilities                                $   15,494,391         100
                                                                                        --------------         ---
                                                                                        --------------         ---

                                                                                              DECEMBER 31, 1997
                                                                                        -----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  -------------
                                                                                               (IN THOUSANDS)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $    3,415,394          25
    At book value less surrender charges (surrender charge >5%)                              7,672,211          57
    At book value (minimal or no charge or adjustment)                                       1,259,698           9
Not subject to discretionary withdrawal provision                                            1,164,651           9
                                                                                        --------------         ---
Total annuity actuarial reserves and deposit liabilities                                $   13,511,954         100
                                                                                        --------------         ---
                                                                                        --------------         ---

12. SEGMENT INFORMATION
The Company offers financial products and services such as fixed and variable annuities, retirement plan services and life insurance on an individual basis. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.

The Individual Insurance segment markets and administers a variety of life insurance products sold to individuals and corporate owners of individual life insurance. The products include whole life, universal life and variable life products.

The Retirement Products and Services ("RPS") segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

12. SEGMENT INFORMATION (CONTINUED):
The following amounts pertain to the various business segments:

                                                                                               FEDERAL
                                                        TOTAL          TOTAL        PRETAX      INCOME        TOTAL
                                                       REVENUES    EXPENDITURES     INCOME      TAXES         ASSETS
---------------------------------------------------  ------------  -------------  ----------  ----------  --------------
                                                                                (IN THOUSANDS)
    1998
Individual Insurance                                 $    229,710   $   144,800   $   84,910  $   (4,148) $      199,683
RPS                                                     2,527,608     2,483,715       43,893      12,486      16,123,905
Corporate                                                  10,959         3,042        7,917       3,375         579,033
                                                     ------------  -------------  ----------  ----------  --------------
    Total                                            $  2,768,277   $ 2,631,557   $  136,720  $   11,713  $   16,902,621
                                                     ------------  -------------  ----------  ----------  --------------
      1997
Individual Insurance                                      304,141       272,333       31,808      13,825       1,143,697
RPS                                                     2,533,006     2,507,591       25,414      10,667      14,043,221
Corporate                                                  57,897         5,244       52,653     (17,153)        738,439
                                                     ------------  -------------  ----------  ----------  --------------
    Total                                            $  2,895,044   $ 2,785,169   $  109,875  $    7,339  $   15,925,357
                                                     ------------  -------------  ----------  ----------  --------------
      1996
Individual Insurance                                      281,309       255,846       25,463      13,931         817,115
RPS                                                     2,174,602     2,151,126       23,476       1,203      12,057,572
Corporate                                                  64,721           898       63,823     (20,534)        689,266
                                                     ------------  -------------  ----------  ----------  --------------
    Total                                            $  2,520,632   $ 2,407,870   $  112,762  $   (5,400) $   13,563,953
                                                     ------------  -------------  ----------  ----------  --------------

------------------------
* Total expenditures include dividends to policyholders of $(5,981) for 1998, $33,316 for 1997 and $29,189 for 1996.

13. RETIREMENT PLANS
The Company participates with SLOC in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA; currently, the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension cost was $1,178,000 and $593,000 at December 31, 1998 and 1997, respectively. The Company's share of net periodic pension cost was $586,000, $146,000 and $27,000, for 1998, 1997 and
1996, respectively.

The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $231,000, $259,000 and $233,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

13. RETIREMENT PLANS (CONTINUED):
Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 106, "Employer's Accounting for Postretirement Benefits Other Than Pensions." SFAS No. 106 requires an accrual of the estimated cost of retiree benefit payments during the years the employee provides services. SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of adoption or the amortization of the obligation over a period of up to 20 years. The obligation of approximately $455,000 is recognized over a period of ten years. The Company's cash flows are not affected by implementation of this standard, but implementation decreased net income by $95,000, $117,000, and $8,000 for the years ended December 31, 1998, 1997, and 1996, respectively. The Company's post retirement health, dental and life insurance benefits currently are not funded.

OTHER POST-RETIREMENT BENEFIT PLANS CONTINUED

The following table sets forth the change in the pension and other postretirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's financial statements at December 31:

                                                                      PENSION BENEFITS        OTHER BENEFITS
                                                                      1998        1997        1998       1997
                                                                   ----------  ----------  ----------  ---------
                                                                                  (IN THOUSANDS)
Change in benefit obligation:
    Benefit obligation at beginning of year                        $   79,684  $   70,848  $    9,845  $   9,899
    Service cost                                                        4,506       4,251         240        306
    Interest cost                                                       6,452       5,266         673        725
    Amendments                                                             --       1,000          --         --
    Actuarial loss (gain)                                              21,975          --         308       (801)
    Benefits paid                                                      (1,825)     (1,681)       (647)      (284)
                                                                   ----------  ----------  ----------  ---------
Benefit obligation at end of year                                  $  110,792  $   79,684  $   10,419  $   9,845
                                                                   ----------  ----------  ----------  ---------
                                                                   ----------  ----------  ----------  ---------
The Company's share:
    Benefit obligation at beginning of year                        $    5,094  $    4,529  $      385  $     384
    Benefit obligation at end of year                              $    9,125  $    5,094  $      416  $     385
Change in plan assets:
    Fair value of plan assets at beginning of year                 $  136,610  $  122,807  $       --  $      --
    Actual return on plan assets                                       16,790      15,484          --         --
    Employer contribution                                                  --          --         647        284
    Benefits paid                                                      (1,825)     (1,681)       (647)      (284)
                                                                   ----------  ----------  ----------  ---------
Fair value of plan assets at end of year                           $  151,575  $  136,610  $       --  $      --
                                                                   ----------  ----------  ----------  ---------
                                                                   ----------  ----------  ----------  ---------
Funded status                                                      $   40,783  $   56,926  $  (10,419) $  (9,845)
Unrecognized net actuarial gain (loss)                                 (2,113)    (18,147)        586        257
Unrecognized transition obligation (asset)                            (24,674)    (26,730)        185        230
Unrecognized prior service cost                                         7,661       8,241          --         --
                                                                   ----------  ----------  ----------  ---------
Prepaid (accrued) benefit cost                                     $   21,657  $   20,290  $   (9,648) $  (9,358)
                                                                   ----------  ----------  ----------  ---------
                                                                   ----------  ----------  ----------  ---------
The Company's share of accrued benefit cost                        $   (1,178) $     (593) $     (195) $    (102)
Weighted-average assumptions as of December 31:
    Discount rate                                                       6.75%       7.50%       6.75%      7.50%
    Expected return on plan assets                                      8.00%       7.50%         N/A        N/A
    Rate of compensation increase                                       4.50%       4.50%         N/A        N/A

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

13. RETIREMENT PLANS (CONTINUED):
For measurement purposes, a 10.1% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998 (5.7% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.

                                                                             1998       1997       1998       1997
                                                                          ----------  ---------  ---------  ---------
Components of net periodic benefit cost:
    Service cost                                                          $    4,506  $   4,251  $     240  $     306
    Interest cost                                                              6,452      5,266        673        725
    Expected return on plan assets                                           (10,172)    (9,163)        --         --
    Amortization of transition obligation (asset)                             (2,056)    (2,056)        45         45
    Amortization of prior service cost                                           580        517         --         --
    Recognized net actuarial (gain) loss                                        (677)      (789)       (20)        71
                                                                          ----------  ---------  ---------  ---------
Net periodic benefit cost                                                 $   (1,367) $  (1,974) $     938  $   1,147
                                                                          ----------  ---------  ---------  ---------
                                                                          ----------  ---------  ---------  ---------
    The Company's share of net periodic benefit cost                      $      586  $     146  $      95  $     117
                                                                          ----------  ---------  ---------  ---------
                                                                          ----------  ---------  ---------  ---------

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                                          1-PERCENTAGE-POINT   1-PERCENTAGE-POINT
                                                                               INCREASE             DECREASE
                                                                          -------------------  -------------------
                                                                                       (IN THOUSANDS)
Effect on total of service and interest cost components                        $     210            $    (170)
Effect on postretirement benefit obligation                                        2,026               (1,697)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

14. FAIR VALUE OF FINANCIAL INSTRUMENTS
The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997:

                                                                  DECEMBER 31, 1998
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                   (IN THOUSANDS)
ASSETS:
Bonds                                                    $   2,026,868       $    2,153,953
Mortgages                                                      535,003              556,143
Derivatives                                                         --                  771
LIABILITIES:
Insurance reserves                                       $     121,100       $      121,100
Individual annuities                                           274,448              271,849
Pension products                                             1,104,489            1,145,351

                                                                  DECEMBER 31, 1997
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                   (IN THOUSANDS)
ASSETS:
Bonds                                                    $   2,451,731       $    2,569,199
Mortgages                                                      684,035              706,975
LIABILITIES:
Insurance reserves                                       $     123,128       $      123,128
Individual annuities                                           307,668              302,165
Pension products                                             1,527,433            1,561,108
Derivatives                                                         --               (1,716)

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of derivative financial instruments are estimated using the process described in Note 8.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

15. STATUTORY INVESTMENT VALUATION RESERVES
The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold.

The table shown below presents changes in the major elements of the AVR and IMR.

                                                                               YEARS ENDED DECEMBER 31,
                                                                              1998                  1997
                                                                      --------------------  --------------------
                                                                         AVR        IMR        AVR        IMR
                                                                      ---------  ---------  ---------  ---------
                                                                                    (IN THOUSANDS)
Balance, beginning of year                                            $  47,605  $  33,830  $  53,911  $  28,675
Net realized investment gains, net of tax                                   256      8,942     17,400      6,321
Amortization of net investment gains                                         --     (2,282)        --     (1,166)
Unrealized investment losses                                             (6,550)        --     (2,340)        --
Required by formula                                                       3,081         --    (21,366)        --
                                                                      ---------  ---------  ---------  ---------
Balance, end of year                                                  $  44,392  $  40,490  $  47,605  $  33,830
                                                                      ---------  ---------  ---------  ---------
                                                                      ---------  ---------  ---------  ---------

16. FEDERAL INCOME TAXES
The Company and its subsidiaries file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $48,144,000, $31,000,000 and $19,264,000 for the years ended December 31, 1998, 1997 and 1996, respectively. The Company is currently undergoing an audit by the Internal Revenue Service. The Company believes that there will be no material audit adjustments for the periods under examination.

17. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE)
On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.

On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.

On December 19, 1995, the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semiannually.

Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

17. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE) (CONTINUED):
The Company accrued $4,259,000 and $ 964,000 for interest on surplus notes for the years ended December 31, 1998 and 1997, respectively.

The Company accrued $4,259,000 and $964,000 for interest on surplus notes for the years ended December 31, 1998 and 1997, respectively.

The Company expensed $44,903,000, $42,481,000 and $23,061,000 for interest on surplus notes and notes payable for the years ended December 31, 1998, 1997 and 1996, respectively.

18. TRANSACTIONS WITH AFFILIATES
The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $16,344,000 in 1998, $15,997,000 in 1997, and $20,192,000 in 1996.

The Company leases office space to SLOC under lease agreements with terms expiring in September, 1999 and options to extend the terms for each of thirteen successive five-year terms at fair market rental not to exceed 125% of the fixed rent for the term which is ending. Rent received by the Company under the leases for 1998 amounted to approximately $6,856,000.

19. RISK-BASED CAPITAL
Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1998, 1997 and 1996.

20. ACCOUNTING POLICIES AND PRINCIPLES
The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

Other differences between statutory accounting practices and GAAP include the following: statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP: deferred policy acquisition costs, deferred federal income taxes and statutory nonadmitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

20. ACCOUNTING POLICIES AND PRINCIPLES (CONTINUED):
Because the Company's management uses financial information prepared in conformity with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120, "Accounting and Reporting by Mutual Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Contracts", exceeds the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) (the "Company") as of December 31, 1998 and 1997, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 20 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1998 and 1997, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1998 on the basis of accounting described in Notes 1 and 20.

However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1998 and 1997 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1998.

As management has stated in Note 20, because the Company's management uses financial information prepared in accordance with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS, would exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

February 5, 1999

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENT OF CONDITION-- December 31, 1998

 ASSETS:
   Investments in mutual funds:               Shares        Cost         Value
                                             ---------  ------------  ------------
     Massachusetts Investors Trust
       ("MIT")*............................    807,736  $ 11,113,878  $ 16,355,408
     Massachusetts Investors Growth Stock
       Fund ("MIG")*.......................    691,857     8,020,219    11,007,164
     MFS Total Return Fund ("MTR")*........  1,435,169    20,416,046    21,475,555
     MFS Growth Opportunities Fund
       ("MGO")*............................  2,525,400    30,904,315    40,286,399
     MFS Reseach Fund ("MFR")*.............    414,608     6,483,244    10,426,759
     MFS Bond Fund ("MFB")*................    420,440     5,496,552     5,588,040
     MFS Money Market Fund ("MCM").........  5,268,810     5,268,810     5,268,810
     MFS Government Money Market Fund
       ("MCG").............................  1,370,147     1,370,147     1,370,147
     MFS High Income Fund ("MFH")*.........  1,405,043     7,262,724     7,189,492
     MFS World Governments Fund ("MWG")*...    191,273     2,205,725     2,019,644
     MFS Emerging Growth Fund ("MEG")*.....    418,563     9,294,412    18,667,509
                                                        ------------  ------------
                                                        $107,836,072  $139,654,927
                                                        ------------
                                                        ------------

 LIABILITY:
   Payable to sponsor...............................................      (134,935)
                                                                      ------------
         Net assets.................................................  $139,519,992
                                                                      ------------
                                                                      ------------

NET ASSETS OF CONTRACT OWNERS:

                                          Applicable to Owners of
                                    Deferred Variable Annuity Contracts    Reserve for
                                   -------------------------------------    Variable
                                     Units     Unit Value      Value        Annuities       Total
                                   ---------  ------------  ------------  -------------  ------------
     MIT.........................    156,406   $ 103.312858 $ 16,155,645    $   225,310  $ 16,380,955
     MIG.........................    110,261      98.968251   10,906,738        114,384    11,021,122
     MTR.........................    304,876      69.249292   21,081,700        114,427    21,196,127
     MGO.........................    617,973      64.493151   40,084,465        241,640    40,326,105
     MFR.........................    121,411      85.609177   10,396,344         43,987    10,440,331
     MFB.........................    139,906      38.644340    5,497,200        109,729     5,606,929
     MCM.........................    247,311      21.029066    5,197,045         80,381     5,277,426
     MCG.........................     67,794      20.161924    1,366,562          3,861     1,370,423
     MFH.........................    168,359      42.682892    7,109,897        120,420     7,230,317
     MWG.........................     49,718      38.993543    1,938,539         38,894     1,977,433
     MEG.........................    249,765      74.422527   18,587,882        104,942    18,692,824
                                                            ------------  -------------  ------------
         Net assets.......................................  $138,322,017    $ 1,197,975  $139,519,992
                                                            ------------  -------------  ------------
                                                            ------------  -------------  ------------

*Investments are made in Class A shares of the Fund.

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENT OF OPERATIONS-- Year Ended December 31, 1998

                                              MIT         MIG          MTR           MGO         MFR          MFB
                                           Sub-Account Sub-Account Sub-Account    Sub-Account Sub-Account Sub-Account
                                           ----------  ----------  ------------   ----------  ----------  -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $1,040,778  $ 888,114   $ 3,432,291    $4,344,859  $ 380,158   $   404,022
   Mortality and expense risk charges....   (219,444 )  (123,343 )    (289,448)    (475,498 )  (125,144 )     (73,722)
                                           ----------  ----------  ------------   ----------  ----------  -----------
       Net investment income.............  $ 821,334   $ 764,771   $ 3,142,843    $3,869,361  $ 255,014   $   330,300
                                           ----------  ----------  ------------   ----------  ----------  -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $4,384,806  $1,715,133  $ 5,702,621    $5,412,285  $1,176,296  $ 1,530,276
     Cost of investments sold............  (2,879,524) (1,355,069)  (4,172,148)   (3,821,380)  (592,744 )  (1,591,682)
                                           ----------  ----------  ------------   ----------  ----------  -----------
       Net realized gains (losses).......  $1,505,282  $ 360,064   $ 1,530,473    $1,590,905  $ 583,552   $   (61,406)
                                           ----------  ----------  ------------   ----------  ----------  -----------
   Net unrealized appreciation on
     investments:
     End of year.........................  $5,241,530  $2,986,945  $ 1,059,509    $9,382,084  $3,943,515  $    91,488
     Beginning of year...................  4,329,519   1,007,405     3,446,969    5,707,322   2,911,315       172,676
                                           ----------  ----------  ------------   ----------  ----------  -----------
       Change in unrealized
         appreciation....................  $ 912,011   $1,979,540  $(2,387,460)   $3,674,762  $1,032,200  $   (81,188)
                                           ----------  ----------  ------------   ----------  ----------  -----------
     Realized and unrealized gains
       (losses)..........................  $2,417,293  $2,339,604  $  (856,987)   $5,265,667  $1,615,752  $  (142,594)
                                           ----------  ----------  ------------   ----------  ----------  -----------
 INCREASE IN NET ASSETS FROM
  OPERATIONS.............................  $3,238,627  $3,104,375  $ 2,285,856    $9,135,028  $1,870,766  $   187,706
                                           ----------  ----------  ------------   ----------  ----------  -----------
                                           ----------  ----------  ------------   ----------  ----------  -----------


                                              MCM         MCG          MFH           MWG         MEG
                                           Sub-Account Sub-Account Sub-Account    Sub-Account Sub-Account    Total
                                           ----------  ----------  ------------   ----------  ----------  -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 268,930   $  58,364   $   693,908    $ 132,870   $ 170,889   $11,815,183
   Mortality and expense risk charges....    (70,630 )   (15,974 )    (103,145)     (26,129 )  (224,649 )  (1,747,126)
                                           ----------  ----------  ------------   ----------  ----------  -----------
       Net investment income (loss)......  $ 198,300   $  42,390   $   590,763    $ 106,741   $ (53,760 ) $10,068,057
                                           ----------  ----------  ------------   ----------  ----------  -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $4,851,493  $ 629,960   $ 1,859,134    $ 288,916   $3,528,393  $31,079,313
     Cost of investments sold............  (4,851,493)  (629,960 )  (1,710,227)    (303,761 ) (1,335,644) (23,243,632)
                                           ----------  ----------  ------------   ----------  ----------  -----------
       Net realized gains (losses).......  $  --       $  --       $   148,907    $ (14,845 ) $2,192,749  $ 7,835,681
                                           ----------  ----------  ------------   ----------  ----------  -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $  --       $  --       $   (73,232)   $(186,081 ) $9,373,097  $31,818,855
     Beginning of year...................     --          --           655,044     (153,917 ) 7,828,944    25,905,277
                                           ----------  ----------  ------------   ----------  ----------  -----------
       Change in unrealized appreciation
         (depreciation)..................  $  --       $  --       $  (728,276)   $ (32,164 ) $1,544,153  $ 5,913,578
                                           ----------  ----------  ------------   ----------  ----------  -----------
     Realized and unrealized gains
       (losses)..........................  $  --       $  --       $  (579,369)   $ (47,009 ) $3,736,902  $13,749,259
                                           ----------  ----------  ------------   ----------  ----------  -----------
 INCREASE IN NET ASSETS FROM
  OPERATIONS.............................  $ 198,300   $  42,390   $    11,394    $  59,732   $3,683,142  $23,817,316
                                           ----------  ----------  ------------   ----------  ----------  -----------
                                           ----------  ----------  ------------   ----------  ----------  -----------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

                                                    MIT                       MIG                       MTR
                                                Sub-Account               Sub-Account               Sub-Account
                                          ------------------------  ------------------------  ------------------------
                                                 Year Ended                Year Ended                Year Ended
                                                December 31,              December 31,              December 31,
                                          ------------------------  ------------------------  ------------------------
                                             1998         1997         1998         1997         1998         1997
                                          -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS:
  Net investment income.................  $   821,334  $ 1,084,136  $   764,771  $ 1,201,248  $ 3,142,843  $ 2,494,923
  Net realized gains....................    1,505,282      391,861      360,064       20,166    1,530,473    1,165,431
  Net unrealized gains (losses).........      912,011    2,436,981    1,979,540    1,533,779   (2,387,460)     440,641
                                          -----------  -----------  -----------  -----------  -----------  -----------
      Increase in net assets from
        operations......................  $ 3,238,627  $ 3,912,978  $ 3,104,375  $ 2,755,193  $ 2,285,856  $ 4,100,995
                                          -----------  -----------  -----------  -----------  -----------  -----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..........  $   250,927  $   295,282  $   182,818  $   161,450  $   289,514  $   375,661
    Net transfers between Sub-Accounts
     and Fixed Account..................      175,482      443,283      520,045      190,511   (1,127,992)    (117,230)
    Withdrawals, surrenders,
     annuitizations and contract
     charges............................   (3,770,189)  (2,182,271)  (1,231,561)  (1,420,037)  (3,913,196)  (4,140,788)
                                          -----------  -----------  -----------  -----------  -----------  -----------
      Net accumulation activity.........  $(3,343,780) $(1,443,706) $  (528,698) $(1,068,076) $(4,751,674) $(3,882,357)
                                          -----------  -----------  -----------  -----------  -----------  -----------
  Annuitization activity:
    Annuitizations......................  $   --       $    73,820  $   --       $   --       $    50,954  $   --
    Annuity payments....................      (33,722)     (26,781)     (28,970)     (24,415)      (9,910)    (132,212)
    Adjustments to annuity reserve......        3,919       12,259        3,506        4,039      (30,175)    (139,226)
                                          -----------  -----------  -----------  -----------  -----------  -----------
      Net annuitization activity........  $   (29,803) $    59,298  $   (25,464) $   (20,376) $    10,869  $  (271,438)
                                          -----------  -----------  -----------  -----------  -----------  -----------
  Decrease in net assets from
   participant transactions.............  $(3,373,583) $(1,384,408) $  (554,162) $(1,088,452) $(4,740,805) $(4,153,795)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Increase (decrease) in net assets...  $  (134,956) $ 2,528,570  $ 2,550,213  $ 1,666,741  $(2,454,949) $   (52,800)
NET ASSETS:
  Beginning of year.....................   16,515,911   13,987,341    8,470,909    6,804,168   23,651,076   23,703,876
                                          -----------  -----------  -----------  -----------  -----------  -----------
  End of year...........................  $16,380,955  $16,515,911  $11,021,122  $ 8,470,909  $21,196,127  $23,651,076
                                          -----------  -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------  -----------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                                                    MGO                       MFR                       MFB
                                                Sub-Account               Sub-Account               Sub-Account
                                          ------------------------  ------------------------  ------------------------
                                                 Year Ended                Year Ended                Year Ended
                                                December 31,              December 31,              December 31,
                                          ------------------------  ------------------------  ------------------------
                                             1998         1997         1998         1997         1998         1997
                                          -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS:
  Net investment income.................  $ 3,869,361  $ 3,877,405  $   255,014  $   292,042  $   330,300  $   343,280
  Net realized gains (losses)...........    1,590,905    1,192,014      583,552      645,408      (61,406)    (100,223)
  Net unrealized gains (losses).........    3,674,762    1,531,238    1,032,200      586,469      (81,188)     270,646
                                          -----------  -----------  -----------  -----------  -----------  -----------
      Increase in net assets from
        operations......................  $ 9,135,028  $ 6,600,657  $ 1,870,766  $ 1,523,919  $   187,706  $   513,703
                                          -----------  -----------  -----------  -----------  -----------  -----------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..........  $   511,586  $   396,402  $    92,604  $   115,867  $   229,930  $    97,957
    Net transfers between Sub-Accounts
     and Fixed Account..................     (246,517)    (331,038)     251,933      112,699     (137,088)     137,968
    Withdrawals, surrenders,
     annuitizations and contract
     charges............................   (3,973,370)  (3,356,390)    (930,243)  (1,160,821)    (795,428)  (1,220,161)
                                          -----------  -----------  -----------  -----------  -----------  -----------
      Net accumulation activity.........  $(3,708,301) $(3,291,026) $  (585,706) $  (932,255) $  (702,586) $  (984,236)
                                          -----------  -----------  -----------  -----------  -----------  -----------
  Annuitization activity:
    Annuitizations......................  $    57,163  $    40,042  $   --       $   --       $   --       $    52,142
    Annuity payments....................      (31,779)     (22,778)      (9,455)      (9,402)     (11,729)     (12,112)
    Adjustments to annuity reserve......      (29,875)      12,645        1,832        1,887        1,001       11,228
                                          -----------  -----------  -----------  -----------  -----------  -----------
      Net annuitization activity........  $    (4,491) $    29,909  $    (7,623) $    (7,515) $   (10,728) $    51,258
                                          -----------  -----------  -----------  -----------  -----------  -----------
  Decrease in net assets from
   participant transactions.............  $(3,712,792) $(3,261,117) $  (593,329) $  (939,770) $  (713,314) $  (932,978)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Increase (decrease) in net assets...  $ 5,422,236  $ 3,339,540  $ 1,277,437  $   584,149  $  (525,608) $  (419,275)
NET ASSETS:
  Beginning of year.....................   34,903,869   31,564,329    9,162,894    8,578,745    6,132,537    6,551,812
                                          -----------  -----------  -----------  -----------  -----------  -----------
  End of year...........................  $40,326,105  $34,903,869  $10,440,331  $ 9,162,894  $ 5,606,929  $ 6,132,537
                                          -----------  -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------  -----------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                                                    MCM                       MCG                        MFH
                                                Sub-Account               Sub-Account                Sub-Account
                                          ------------------------  ------------------------  --------------------------
                                                 Year Ended                Year Ended                 Year Ended
                                                December 31,              December 31,               December 31,
                                          ------------------------  ------------------------  --------------------------
                                             1998         1997         1998         1997          1998          1997
                                          -----------  -----------  -----------  -----------  ------------  ------------
OPERATIONS:
  Net investment income.................  $   198,300  $   243,804  $    42,390  $    41,525  $    590,763  $    620,612
  Net realized gains....................      --           --           --           --            148,907        19,181
  Net unrealized gains (losses).........      --           --           --           --           (728,276)      271,258
                                          -----------  -----------  -----------  -----------  ------------  ------------
      Increase in net assets from
        operations......................  $   198,300  $   243,804  $    42,390  $    41,525  $     11,394  $    911,051
                                          -----------  -----------  -----------  -----------  ------------  ------------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..........  $    95,793  $   107,567  $   172,988  $    29,140  $     47,917  $     66,166
    Net transfers between Sub-Accounts
     and Fixed Account..................    1,099,327     (678,009)      92,742       55,363      (234,750)      (76,758)
    Withdrawals, surrenders,
     annuitizations and contract
     charges............................   (2,304,486)  (1,416,396)    (279,549)    (171,168)   (1,213,505)   (1,125,638)
                                          -----------  -----------  -----------  -----------  ------------  ------------
      Net accumulation activity.........  $(1,109,366) $(1,986,838) $   (13,819) $   (86,665) $ (1,400,338) $ (1,136,230)
                                          -----------  -----------  -----------  -----------  ------------  ------------
  Annuitization activity:
    Annuitizations......................  $   --       $    49,826  $     3,544  $   --       $    --       $    --
    Annuity payments....................       (8,378)      (7,711)        (990)        (194)      (18,033)      (19,721)
    Annuity transfers...................      --           --           --           --            --             (3,495)
    Adjustments to annuity reserve......          102        9,057           78           76         2,893         9,135
                                          -----------  -----------  -----------  -----------  ------------  ------------
      Net annuitization activity........  $    (8,276) $    51,172  $     2,632  $      (118) $    (15,140) $    (14,081)
                                          -----------  -----------  -----------  -----------  ------------  ------------
  Decrease in net assets from
    participant transactions............  $(1,117,642) $(1,935,666) $   (11,187) $   (86,783) $ (1,415,478) $ (1,150,311)
                                          -----------  -----------  -----------  -----------  ------------  ------------
    Increase (decrease) in net assets...  $  (919,342) $(1,691,862) $    31,203  $   (45,258) $ (1,404,084) $   (239,260)
NET ASSETS:
  Beginning of year.....................    6,196,768    7,888,630    1,339,220    1,384,478     8,634,401     8,873,661
                                          -----------  -----------  -----------  -----------  ------------  ------------
  End of year...........................  $ 5,277,426  $ 6,196,768  $ 1,370,423  $ 1,339,220  $  7,230,317  $  8,634,401
                                          -----------  -----------  -----------  -----------  ------------  ------------
                                          -----------  -----------  -----------  -----------  ------------  ------------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                                                    MWG                       MEG
                                                Sub-Account               Sub-Account                   Total
                                          ------------------------  ------------------------  --------------------------
                                                 Year Ended                Year Ended                 Year Ended
                                                December 31,              December 31,               December 31,
                                          ------------------------  ------------------------  --------------------------
                                             1998         1997         1998         1997          1998          1997
                                          -----------  -----------  -----------  -----------  ------------  ------------
OPERATIONS:
  Net investment income (loss)..........  $   106,741  $    67,492  $   (53,760) $   (60,819) $ 10,068,057  $ 10,205,648
  Net realized gains (losses)...........      (14,845)     (50,885)   2,192,749    1,959,202     7,835,681     5,242,155
  Net unrealized gains (losses).........      (32,164)     (48,770)   1,544,153    1,077,568     5,913,578     8,099,810
                                          -----------  -----------  -----------  -----------  ------------  ------------
      Increase (decrease) in net assets
        from operations.................  $    59,732  $   (32,163) $ 3,683,142  $ 2,975,951  $ 23,817,316  $ 23,547,613
                                          -----------  -----------  -----------  -----------  ------------  ------------
PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received..........  $    10,731  $    20,613  $   297,252  $   273,824  $  2,182,060  $  1,939,929
    Net transfers between Sub-Accounts
     and Fixed Account..................      (79,290)     (57,194)      87,481      180,160       401,373      (140,245)
    Withdrawals, surrenders,
     annuitizations and contract
     charges............................     (167,294)    (504,226)  (2,456,028)  (2,750,634)  (21,034,849)  (19,448,530)
                                          -----------  -----------  -----------  -----------  ------------  ------------
      Net accumulation activity.........  $  (235,853) $  (540,807) $(2,071,295) $(2,296,650) $(18,451,416) $(17,648,846)
                                          -----------  -----------  -----------  -----------  ------------  ------------
  Annuitization activity:
    Annuitizations......................  $   --       $    12,236  $   --       $     4,465  $    111,661  $    232,531
    Annuity payments....................       (5,614)      (5,464)     (17,582)     (22,268)     (176,162)     (283,058)
    Annuity transfers...................      --           --           --             3,495       --            --
    Adjustments to annuity reserve......       (1,687)       2,064        6,854        2,764       (41,552)      (74,072)
                                          -----------  -----------  -----------  -----------  ------------  ------------
      Net annuitization activity........  $    (7,301) $     8,836  $   (10,728) $   (11,544) $   (106,053) $   (124,599)
                                          -----------  -----------  -----------  -----------  ------------  ------------
  Decrease in net assets from
    participant transactions............  $  (243,154) $  (531,971) $(2,082,023) $(2,308,194) $(18,557,469) $(17,773,445)
                                          -----------  -----------  -----------  -----------  ------------  ------------
    Increase (decrease) in net assets...  $  (183,422) $  (564,134) $ 1,601,119  $   667,757  $  5,259,847  $  5,774,168
NET ASSETS:
  Beginning of year.....................    2,160,855    2,724,989   17,091,705   16,423,948   134,260,145   128,485,977
                                          -----------  -----------  -----------  -----------  ------------  ------------
  End of year...........................  $ 1,977,433  $ 2,160,855  $18,692,824  $17,091,705  $139,519,992  $134,260,145
                                          -----------  -----------  -----------  -----------  ------------  ------------
                                          -----------  -----------  -----------  -----------  ------------  ------------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
Sun Life of Canada (U.S.) Variable Account C (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on March 31, 1982 as a funding vehicle for individual variable annuities issued in connection with qualified retirement plans. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners from available mutual funds (the "Funds") advised by Massachusetts Financial Services Company ("MFS"), an affiliate of the Sponsor.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL
The preparation of financial statements in conformity with generally accepted accounting principles requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS
Investments in the Funds are recorded at their net asset value. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable; therefore, no provision has been made for federal income taxes.

(3) CONTRACT CHARGES
A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deduction is at an effective annual rate of 1.3%.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

Each year on the contract anniversary, a contract maintenance charge of $25 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date the charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges exceed 5% of the purchase payments made under the contract.

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time annuity payments commence; however, the Sponsor reserves the right to deduct such taxes when incurred.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 are calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                        MIT             MIG              MTR
                                    Sub Account     Sub Account      Sub Account
                                  --------------- ---------------- ---------------
                                    Year Ended       Year Ended      Year Ended
                                   December 31,     December 31,    December 31,
                                  --------------- ---------------- ---------------
                                   1998    1997     1998    1997    1998    1997
                                  ------- ------- -------- ------- ------- -------
Units outstanding, beginning of
 year............................ 191,532 211,924  116,839 137,226 376,845 445,574
  Units purchased................   2,680   3,952    2,161   2,689   4,393   6,597
  Units transferred between
    Sub-Accounts and Fixed
    Account......................   1,444   5,860    5,819   2,571 (16,851)  (1,968)
  Units withdrawn, surrendered
    and annuitized............... (39,250) (30,204)  (14,558) (25,647) (59,511) (73,358)
                                  ------- ------- -------- ------- ------- -------
  Units outstanding, end of
    year......................... 156,406 191,532  110,261 116,839 304,876 376,845
                                  ------- ------- -------- ------- ------- -------
                                  ------- ------- -------- ------- ------- -------

                                        MCM             MCG              MFH
                                    Sub Account     Sub Account      Sub Account
                                  --------------- ---------------- ---------------
                                    Year Ended       Year Ended      Year Ended
                                   December 31,     December 31,    December 31,
                                  --------------- ---------------- ---------------
                                   1998    1997     1998    1997    1998    1997
                                  ------- ------- -------- ------- ------- -------
Units outstanding, beginning of
 year............................ 301,313 401,141   68,686  73,345 200,252 229,079
  Units purchased................   4,643   5,399    8,633   1,523   1,084   1,652
  Units transferred between
    Sub-Accounts and Fixed
    Account......................  53,161 (33,845)    4,580   2,802  (5,278)  (2,180)
  Units withdrawn, surrendered
    and annuitized............... (111,806) (71,382)  (14,105)  (8,984) (27,699) (28,299)
                                  ------- ------- -------- ------- ------- -------
  Units outstanding, end of
    year......................... 247,311 301,313   67,794  68,686 168,359 200,252
                                  ------- ------- -------- ------- ------- -------
                                  ------- ------- -------- ------- ------- -------

                                        MGO             MFR             MFB
                                    Sub Account     Sub Account     Sub Account
                                  --------------- --------------- ---------------

                                    Year Ended      Year Ended      Year Ended
                                   December 31,    December 31,    December 31,
                                  --------------- --------------- ---------------
                                   1998    1997    1998    1997    1998    1997
                                  ------- ------- ------- ------- ------- -------
Units outstanding, beginning of
 year............................ 682,668 752,698 129,195 143,843 158,314 186,637
  Units purchased................   9,055   8,648   1,193   1,771   6,031   2,751
  Units transferred between
    Sub-Accounts and Fixed
    Account......................  (4,580)  (6,742)   3,013   2,007  (3,600)   3,481
  Units withdrawn, surrendered
    and annuitized............... (69,170) (71,936) (11,990) (18,426) (20,839) (34,555)
                                  ------- ------- ------- ------- ------- -------
  Units outstanding, end of
    year......................... 617,973 682,668 121,411 129,195 139,906 158,314
                                  ------- ------- ------- ------- ------- -------
                                  ------- ------- ------- ------- ------- -------
                                        MWG             MEG
                                    Sub Account     Sub Account
                                  --------------- ---------------

                                    Year Ended      Year Ended
                                   December 31,    December 31,
                                  --------------- ---------------
                                   1998    1997    1998    1997
                                  ------- ------- ------- -------
Units outstanding, beginning of
 year............................  55,822  70,278 280,589 321,077
  Units purchased................     277     554   4,313   4,900
  Units transferred between
    Sub-Accounts and Fixed
    Account......................  (2,074)  (1,541)   1,703   4,053
  Units withdrawn, surrendered
    and annuitized...............  (4,307) (13,469) (36,840) (49,441)
                                  ------- ------- ------- -------
  Units outstanding, end of
    year.........................  49,718  55,822 249,765 280,589
                                  ------- ------- ------- -------
                                  ------- ------- ------- -------

INDEPENDENT AUDITORS' REPORT

To the Participants in Sun Life of Canada (U.S.) Variable Account C and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of Massachusetts Investors Trust Sub-Account, Massachusetts Investors Growth Stock Sub-Account, MFS Total Return Sub-Account, MFS Growth Opportunities Sub-Account, MFS Research Sub-Account, MFS Bond Sub-Account, MFS Money Market Sub-Account, MFS Government Money Market Sub-Account, MFS High Income Sub-Account, MFS World Governments Sub-Account, and MFS Emerging Growth Sub-Account of Sun Life of Canada (U.S.) Variable Account C (the "Sub-Accounts") as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1998, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999


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                                   APPENDIX A
                               THE FIXED ACCOUNT


    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT


    The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable state law regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account, in accordance with the terms of such contracts.



    Fixed annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.



    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks, distribution expenses and administrative expenses borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof are: general economic trends; rates of return currently available and anticipated on the Company's investments; regulatory and tax requirements; and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.


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    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

    Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (See "Withdrawal Charges" in the Prospectus).

    If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45-day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See "Federal Tax Status").

    The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by the Company.

FIXED ACCUMULATION VALUE
(1) CREDITING FIXED ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) FIXED ACCUMULATION UNIT VALUE

    A Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

    At the first Contract Anniversary the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

    The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) FIXED ACCUMULATION VALUE

    The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

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LOANS FROM THE FIXED ACCOUNT

    Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased). The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

    The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

    The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.


                                   APPENDIX B
                             ILLUSTRATIVE EXAMPLES


ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS

    Suppose the net asset value of a Fund share at the end of the current Valuation Period is $18.38; at the end of the immediately preceding Valuation Period is $18.32; the Valuation Period is one day; no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003539 (the daily equivalent of the current charge of 1.3% on an annual basis) gives a net investment factor of 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 x 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS

    Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 x 1.00323972 x 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS

    Suppose that the Accumulation Account of a deferred Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Sub-Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3843446. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 x 12.3843446).

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
                                   APPENDIX C
                       WITHDRAWALS AND WITHDRAWAL CHARGES

    Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum free withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

    In Contract Years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances: first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

    1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3-7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

       This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

    2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

       As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from Contract Year 1 and $2,000 from Contract Year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to the withdrawal charge is $300 and the withdrawal charge is $300 X 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal, minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of canceled Accumulation Units.

        This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

    Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in Contract Year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

    1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to the withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 X 0.05 or $450.

    2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to the withdrawal charge is still $9,000 ($13,200 - $4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

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                           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                           ANNUITY SERVICE MAILING ADDRESS:
                           C/O RETIREMENT PRODUCTS AND SERVICES
                           P.O. BOX 1024
                           BOSTON, MASSACHUSETTS 02103

                           GENERAL DISTRIBUTOR
                           Clarendon Insurance Agency, Inc.
                           One Sun Life Executive Park
                           Wellesley Hills, Massachusetts 02481

                           CUSTODIAN
                           State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts 02110

                           LEGAL COUNSEL
                           Covington & Burling
                           1201 Pennsylvania Avenue, N.W.
                           P.O. Box 7566
                           Washington, D.C. 20044

                           AUDITORS
                           Deloitte & Touche LLP
                           125 Summer Street
                           Boston, Massachusetts 02110




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